                                                                   EXHIBIT 10.35

                              SUBLEASE AGREEMENT

     1. Parties.
        -------

Cardiac Pacemakers, Inc. a Minnesota corporation ("Sublandlord"). and Concur Technologies, Inc. a Delaware corporation ("Subtenant").

     2. Master Lease.
        ------------

Sublandlord is the assignee under a lease dated August 19, 1991, wherein Carr Redmond Corporation, a Washington corporation, successor-in-interest to Redmond East Associates and Michael R. Mastros ("Master Landlord") leased to Sublandlord certain premises located in the office complex known as Redmond East (the "Building") in the office building situated at 6675 185th Avenue NE, Redmond, WA 98052 ("Master Premises"). The original lease as amended by Amendments 1 through 11 (collectively, the "Master Lease") described the subject Master Premises in its entirety. The original lease is attached hereto as Exhibit A.

     3. Premises.
        --------

Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease a portion of the Master Premises described herein which the parties stipulate and agree contains approximately 21,422 rentable square feet as more particularly shown on the floor plans included in Exhibit B, (the "Premises").

     4. Warranty by Sublandlord: Subtenant's Quiet Enjoyment.
        ----------------------------------------------------

Sublandlord warrants and represents to Subtenant that to the best of its knowledge the Master Lease has not been amended or modified except as expressed set forth herein; that Sublandlord has not previously assigned its interest under the Master Lease and has not subleased any portion of the Premises to others under subleases now in effect; that Sublandlord has received no notice of any claim by Master Landlord that Sublandlord is in default or breach of any of the provisions of the Master Lease; and that, neither Sublandlord nor to the best of the Sublandlord's knowledge, the Master Landlord is in default under the Master Lease; that Sublandlord has full power and authority to execute, deliver and perform its obligations under this Sublease and there are no consents or approvals that are required for Sublandlord to execute, deliver and perform hereunder which have not been obtained. Approval of the Sublease by Master Landlord is evidenced by Exhibit C.

Provided Subtenant performs all of the obligations of Subtenant hereunder, Subtenant shall have the right of quiet enjoyment of the Premises without interference by Master Landlord, Sublandlord or anyone claiming by, through or under Master Landlord or Sublandlord subject to the provisions hereof and of the Master Lease.

     5. Term.
        ----

The term ("Term") of this Sublease shall commence (the "Commencement Date") on November 1, 1999 and end on December 31, 2001 (the "Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other the date set forth above, Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Term. Subtenant shall not be obligated to pay rent, with the exception of the first month's rent, or otherwise be liable to Sublandlord until possession of the Premises is tendered to Subtenant in the condition required hereunder. Notwithstanding the foregoing, both parties acknowledge that separation of the first floor premises from the second floor premises shall be subsequent to full execution of this document and prior to commencement.

     6. Base Rent.
        ---------

Subtenant shall pay to Sublandlord as monthly base rent, without deduction, setoff, notice, or demand (except as provided herein) at the address set forth below, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the sum of $32,133.00 per month in advance, on the first day of each month of the Term. Subtenant shall begin paying rent on November 1, 1999 and continue throughout the term of the sublease. The first month's rent shall be due and payable upon the execution of this document. Notwithstanding the foregoing, if any rental period does not constitute a full calendar month, then rent for that month shall be prorated on a daily basis based upon the number of days in such calendar month. In the event of any damage, casualty, or condemnation affecting the Premises, rent payable by Subtenant shall be abated hereunder in the same percentage that rent under the Master Lease is abated with respect to the Premises.

     7. Operating Costs.
        ---------------

The Master Lease requires Sublandlord to pay to Master Landlord all or a portion of the expenses of operating the building of which the Premises is a part as such term is defined in the Master Lease as "Additional Rent." Subtenant shall be responsible for payment of its pro-rata share of Additional Rent as defined in the Master Lease in addition to the payment of Base Rent in accordance with Section 6 of this sublease, which pro-rata share of Additional Rent shall be 50.50% of the Additional Rent payable by Sublandlord for the portion of the Master Premises located in Building 13 (based upon Subtenant's occupancy of 21,422 square feet of the 42,422 square feet of Building 13 leased by Sublandlord.) To the extent that Sublandlord notifies Subtenant that any items constituting Additional Rent are due and payable under the Master Lease on a monthly basis, such Additional Rent shall be paid by Subtenant to Sublandlord as and when base rent is paid. To the extent that such items consisting Additional Rent are billed from time to time to Sublandlord by Master Landlord, such Additional Rent shall be paid by Subtenant to Sublandlord upon receipt of Sublandlord's invoice accompanied with a copy of such billing and any and all additional supporting documentation of such amounts due as Additional Rent forwarded by Master Landlord to Sublandlord, and Sublandlord shall thereupon promptly remit such Additional Rent to Master Landlord.

     8. Security Deposit.
        ----------------

Upon the execution hereof, Subtenant agrees to pay Sublandlord an amount equal to $32,133.00 which shall be deemed the Security Deposit hereunder. All such amounts held as a Security Deposit shall bear no interest. Upon the occurrence of any default hereunder by Subtenant, Sublandlord may use said Security Deposit to the extent necessary to cure such default, whether rent or otherwise. Any remaining balance of said Security Deposit shall be returned to Subtenant upon compliance with the terms hereof and acceptance of the vacated Premises by Sublandlord. Subtenant understands that its potential liability under this Sublease Agreement is not limited to the amount of the Security Deposit. Use of such Security Deposit by the Sublandlord shall not constitute a waiver, but is in addition to other remedies available to Sublandlord under this Sublease Agreement and under law. Upon the use of all or part of the Security Deposit to cure any default of Subtenant, Subtenant shall forthwith deposit with Sublandlord the amount of Security Deposit so used.

     9. Tenant Improvements.
        -------------------

Sublandlord hereby agrees to provide as tenant improvements ("Tenant Improvements") the following: access to the second floor in a manner that meets fire and building code requirements. In lieu of Sublandlord completing the office improvements in the southeast section of the Premises, including sheetrock, painting and carpet, consistent with the improvements in the balance of the Premises, Sublandlord shall provide a credit to base rent for the month of November 1999 in the amount of $11,000.00.

     10. Use of the Premises.
         -------------------

The Premises shall be used and occupied only for general office and related ancillary uses, and for no other use or purpose. In no event shall the Premises be used in a manner that violate the terms of the Master Lease.

     11. Assignment and Subletting.
         -------------------------

Subtenant shall not hypothecate its interest in or assign this Sublease, or further sublet all or any part of the Premises without (i) the prior written consent of Sublandlord, which consent shall not be unreasonably withheld or delayed, provided that Subtenant complies with the Master Lease and (ii) the prior written consent of Master Landlord in accordance with the terms and provisions of the Master Lease.

     12. Other Provisions of Sublease.
         ----------------------------

Except as otherwise provided herein, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord thereunder, Subtenant the tenant thereunder, and the Premises the Master Premises, but incorporating such provisions herein shall not obligate Sublandlord or be construed as causing Sublandlord to assume or agree to provide utilities, insurance, maintenance, repairs or other services in connection with the operation of the Premises or perform any obligations assumed by the Master Landlord or be responsible for any representations or warranties of Master Landlord under the Master Lease. Sublandlord shall have no liability to Subtenant for a Master Landlord breach of the Master Lease.

                                      (2)

Subtenant agrees to comply with each of the obligations and provisions of the Master Lease during the term to the extent that such obligations and provisions are applicable to the Premises, except that the obligation to pay rent to Master Landlord under the Master Lease shall be considered performed by Subtenant to the extent and in the amount rent is paid to Sublandlord in accordance with
Section 6 of this Sublease. Subtenant shall not commit or permit any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of partial or total damage, destruction, condemnation of the Master Premises or the Building, or otherwise by reason of any breach or default by Master Landlord under the Master Lease. Sublandlord shall not exercise any such right without Subtenant's prior consent. Furthermore, Sublandlord shall not enter into any amendment or modification of the Master Lease without the prior written consent of Subtenant. Notwithstanding the foregoing, nothing contained herein shall preclude Sublandlord from negotiating a release or assignment of the Master Lease with the Landlord.

     13. Attorney's Fees.
         ---------------

If Sublandlord or Subtenant shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

     14. Notices.
         -------

Any notice by either party to the other shall be valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by certified mail addressed

     If to Sublandlord:

     Guidant Corporation/CPI
     Attn:  Mr. Dave Reimer
     4100 Hamline Avenue North
     St. Paul, MN 55112-5798

     If to Subtenant:

     Concur Technologies
     Attn:  Ann Kroger
     6222 185th Avenue Northeast
     Redmond, WA 98052

or at such other address for either party as that party may designate by notice to the other. No notices shall be deemed received until actually delivered to (or deliberately refused by) the addressee.

     15. Time Periods for Performance.
         ----------------------------

The time limits contained in the Master Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of tenant under the Master Lease, or for the exercise by the tenant thereunder of any right, remedy or option incorporated herein are changed for the purpose of incorporation herein by reference by shortening the same, in each instance, by three (3) days, so that, in each instance, Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as Tenant under the Master Lease. If the Master Lease, as incorporated herein, only allows three
(3) days or less for Subtenant to perform any act or to correct any failure relating to the Premises or this Sublease, then, except in the event of an emergency, Subtenant shall nevertheless be allowed two (2) business days to perform any such act or correct any such failure. Time periods set forth in this Sublease are subject to principals of force majeure.

     16. Performance by Sublandlord.
         --------------------------

Sublandlord covenants and agrees that it will fully and punctually pay all rent and other charges due and payable under the Master Lease as and when the same shall become due and payable and shall timely and fully comply with all terms, conditions and provisions of the Master Lease applicable to Sublandlord. In the event of any

                                      (3)
default hereunder by Subtenant, a default under the Master Lease caused by or arising from such default shall not constitute a default by Sublandlord hereunder.

     17. Enforcement of Rights.
         ---------------------

If Master Landlord defaults in any of its obligations under the Master Lease, Subtenant shall be entitled to participate with Sublandlord in any action undertaken by Sublandlord in the enforcement of Sublandlord's rights against Master Landlord. If Sublandlord elects not to take action, whether legal action or otherwise, for the enforcement of Sublandlord's rights against Master Landlord, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all the rights of Sublandlord under the Master Lease with respect to the Premises shall be and are hereby conferred upon and assigned to Subtenant, and Subtenant shall be subrogated to such rights to the extent they apply to the Premises. Subtenant shall defend, indemnify and hold Sublandlord harmless from all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any such action by Subtenant.

     18. Delivery of Possession.
         ----------------------

The Premises shall be delivered in its "as is" condition, "broom clean," as of the Commencement Date, together with keys to all locking doors and the furnishings which Sublandlord has agreed to deliver with the premises. Subtenant acknowledges that it has inspected the Premises and found them to be in acceptable condition.

     19. Insurance.
         ---------

Subtenant shall comply with all of the insurance requirements and obligations of Sublandlord, as tenant under the Master Lease, with respect to the Premises, and shall, whether required by the Master Lease or not, name Master Landlord and Sublandlord as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Subtenant hereunder or thereunder. The parties mutually agree that (insofar as and to the extent that such agreement may be effective without invalidating or making it possible to secure insurance coverage from responsible insurance companies doing business in the State of Washington), with respect to any property loss which is covered by insurance then being carried by Sublandlord or Subtenant, respectively, the party carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and the parties further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. If and to the extent such waiver can be obtained only upon payment of an additional charge, the party benefiting from the waiver shall pay such charge, upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of further obligations under the provisions hereof relating to such waiver.

     20. Subtenant's Indemnity: Sublandlord's Indemnity.
         ----------------------------------------------

Subtenant shall defend, indemnify and hold harmless Sublandlord, its partners, employees, and agents, and Master Landlord, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublandlord, its partners, employees and agents, and Master Landlord may suffer, incur or be liable for by reason of or arising out of or related to the breach by Subtenant of any of the duties, obligations, liabilities or covenants applicable to Subtenant hereunder, any alterations, additions or modifications made to the Premises by Subtenant without all required consents or Subtenant's negligence or willful misconduct. Likewise, Sublandlord shall defend, indemnify and hold harmless Subtenant, its partners, employees, and agents, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Subtenant, its employees and agents, may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublandlord of (1) any of the duties, obligations, liabilities or covenants applicable to Sublandlord under this Sublease, (2) any of Sublandlord's duties, obligations, liabilities or covenants under the Master Lease, (3) Sublandlord's gross negligence of willful misconduct, and (4) any liabilities or causes of action arising prior to the Commencement Date provided that the breach is not a result of Subtenant's failure to perform and/or satisfy its obligations under the Sublease. The foregoing indemnification shall survive termination of this Sublease.

                                      (4)

      21. Alterations.
          -----------

Notwithstanding anything in the Master Lease as incorporated herein to the contrary, before proceeding with any alteration, additions or improvement to the Premises (collectively, "Alteration"), Subtenant shall obtain the prior written consent of Sublandlord and Master Landlord and submit to Sublandlord and Master Landlord plans and specifications for the work to be done prepared by a licensed architect for Sublandlord's and Master Landlord's prior written consent. Subtenant shall reimburse Sublandlord, on written demand, for all of Sublandlord's reasonable costs incurred in connection with the review of Subtenant's plans for any Alterations. Subtenant shall deliver to Sublandlord, within five (5) days of request, a copy of Master Landlord's approval of Subtenant's plans for any Alteration and upon receipt of such approval, Sublandlord shall not unreasonably withhold or delay consent to such Alteration. Subtenant acknowledges and agrees that, notwithstanding anything herein to the contrary, with respect to any of Subtenant's Alterations, Sublandlord shall have no responsibility whatsoever for the installation of cost of correcting or removal upon Sublease termination of any of Subtenant's Alterations or any compliance requirements of the Master Lease, and Subtenant shall bear the entire responsibility and liability therefore.

      22. Limitations on Sublandlord.
          --------------------------

(i) Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Premises except as expressly provided in this Sublease.

(ii) If Sublandlord assigns its leasehold estate in the Master Premises to Master Landlord, Sublandlord shall have no obligation to Subtenant arising thereafter. Subtenant shall then recognize Sublandlord's assignee as sublessor under this Sublease, and such assignee shall assume in writing Sublandlord's obligations to Subtenant under this Sublease, Sublandlord agrees not to assign its rights or obligations herein to any third party other than the Master Landlord.

(iii) Sublandlord shall not be required to perform any of the covenants and obligations of Master Landlord under the Master Lease and, insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Master Lease by Master Landlord, Subtenant shall rely on and look solely to Master Landlord for the performance thereof.

      23. Subtenant's Obligations upon Termination of this Sublease.
          ---------------------------------------------------------

Subtenant shall keep the Premises in good order and condition, subject to reasonable wear and tear, and at the expiration or sooner termination of this Sublease, shall surrender and deliver upon the same, including the furniture, "broom clean" and in substantially the condition in which the same are delivered to Subtenant, ordinary wear and tear excepted. Subtenant shall repair any damage to the Premises or the Building caused by Subtenant's move into the Premises, the removal from the Premises of any property by or on behalf of Subtenant, and any damage otherwise caused by Subtenant, Subtenant shall not be responsible to remove any alterations or improvements to the Premises made by Sublandlord or its predecessors under the Master Lease.

      24. Subordination to the Master Lease.
          ---------------------------------

This Sublease is expressly subject and subordinate to the Master Lease, and, if the Master Lease terminates, this Sublease shall terminate. Subtenant acknowledges that it has received a copy, and has reviewed the terms of the Master Lease. In addition to Subtenant's obligations under this Sublease and to the extent not consistent with this Sublease, Subtenant shall observe and perform as obligations under this Sublease only all of the terms, covenants and conditions of the Master Lease which Sublandlord as tenant under the Master Lease, is obligated to observe and perform with respect to the Premises, except for the payment of rent thereunder, as such terms, covenants and conditions of the Master Lease are incorporated herein pursuant to Section 12 of this Sublease, but notwithstanding any other provision hereof, incorporating such provisions herein shall not obligate Sublandlord or be construed as causing Sublandlord to assume or agree to perform any obligations of Master Landlord under the Master Lease. If the Master Lease is terminated by the Master Landlord prior to its expiration date as a result of an event of default (uncured after notice, if any, as may be provided in the Master Lease) of Subtenant and not as a result of any action or omission of Sublandlord, Subtenant shall, and hereby does, indemnify and hold Sublandlord harmless from and against any and all claims, suits, liabilities, costs and expenses, including reasonable attorneys' fees and costs resulting therefrom. Similarly, if this Sublease is terminated by the Master Landlord prior to its expiration date as a result of an event of default (uncured after notice, if any, as may be

                                      (5)
provided in the Master Lease) of Sublandlord and not as a result of any action or omission of Subtenant, Sublandlord shall and hereby does, indemnify and hold Subtenant harmless from and against any and all claims, suits, liabilities, costs and expenses, including without limitation reasonable attorneys' fees and costs and any rental costs in excess of those provided for in this Sublease, incurred by Subtenant in a move to comparable space necessitated by any such termination of this Sublease caused by Sublandlord's default. If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in favor of the express provisions of this Sublease.

     25. Interest on Unpaid Rent.
         -----------------------

All installments of monthly rent, and any other charges which are not paid by Subtenant when due shall bear interest from the date due (after expiration of the grace period granted by the Sublease) until paid, at a rate equal to the applicable rate set forth in the Master Lease, in no event to exceed the maximum legal rate (the "Interest Rate").

     26. Consent or Approval of Master Landlord.
         --------------------------------------

If the consent or approval of Master Landlord is required under the Master Lease with respect to any matter relating to the Premises or this Sublease, it shall also be required hereunder.

     27. Holdover.
         --------

If Subtenant holds possession of the Premises after the expiration or sooner termination of this Sublease, Subtenant shall become a tenant at sufferance on a day-to-day basis upon the terms specified herein at two hundred percent (200%) of the then existing monthly base rent and other charges payable hereunder. In addition, Subtenant shall be responsible for any and all damages suffered by Sublandlord, including, without limitation, holdover rent payable under the Master Lease and direct damages or costs resulting from actions initiated by third parties (including Master Landlord) as a result of such holding over. Such tenancy shall not constitute a renewal of this Sublease.

     28. Liability.
         ---------

Notwithstanding any other provision contained herein to the contrary, Subtenant and Sublandlord shall look only to the assets of the other for the satisfaction of any liability under the Sublease, it being expressly understood and agreed that any partner, officer, director, employee or agent of Sublandlord or Subtenant, as the case may be, as an individual shall not be held personally liable for such obligations and neither party shall pursue satisfaction of any judgment against the assets of any individual partner, officer, director, or, employee or agent of the other party.

     29. Right to Cure Defaults.
         ----------------------

If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder prior to the expiration of any cure period granted herein, then Sublandlord shall have the right, but not the obligation, after the lesser of a five (5) business day notice to Subtenant or the time within which Master Landlord may act on Sublandlord's behalf under the Master Lease, or such notice, if any, as is reasonable in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublandlord shall reasonably deem necessary and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Subtenant shall pay to Sublandlord upon demand all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with interest thereon at the Interest Rate.

If Sublandlord shall at any time fail to make payment or perform any other obligation of Sublandlord under the Master Lease, then Subtenant shall have the right, but not the obligation, after the lesser of a five (5) business day notice to Sublandlord or the time within which Master Landlord may act on Sublandlord's behalf under the Master Lease, or with such notice, if any, as is reasonable in case of any emergency, and without waiving or releasing Sublandlord from any obligations of Sublandlord hereunder, to make such payment or perform such other obligation of Sublandlord in such manner and to such extent as Subtenant shall reasonably deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Sublandlord shall pay to

                                      (6)

Subtenant upon demand all sums so paid by Subtenant and all incidental costs and expenses of Sublandlord in connection therewith, together with interest thereon at the Interest Rate.

     30. Survival.
         --------

Except as otherwise set forth in this Sublease, any obligations of Subtenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Sublandlord), shall survive the expiration or sooner termination of this Sublease and Subtenant shall immediately reimburse Sublandlord for any expense incurred by Sublandlord in curing Subtenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Sublandlord following the expiration or earlier termination of this Sublease) The rights granted in this Paragraph on behalf of Sublandlord shall apply reciprocally on behalf of Subtenant to the extent applicable. Except as otherwise set forth in this Sublease, any obligations of Sublandlord shall survive the expiration or sooner termination of this Sublease, and Sublandlord shall immediately reimburse Subtenant for any expenses incurred by Subtenant incurring Sublandlord's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Subtenant following the expiration or earlier termination of this Sublease).

     31. Brokers.
         -------

Sublandlord and Subtenant warrant and represent that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease, except for United Properties and Kidder Mathews & Segner on behalf of Sublandlord and that neither knows of any other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublandlord agrees that it shall be responsible for any commission which may be owed to United Properties and Kidder Mathews & Segner in connection with this Sublease pursuant to a separate agreement. In addition, Sublandlord and Subtenant each agree to indemnify, defend and hold the other party and Master Landlord harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with a breach by such indemnifying party of the representations and covenants contained in this Section.

     32. Furniture and Equipment.
         -----------------------

Sublandlord shall allow Subtenant the use of furniture identified on the attached Exhibit D (collectively, the "Furniture") during the term of this Sublease. Sublandlord represents and warrants to Subtenant that Sublandlord owns all right, title and interest in and to the furniture free and clear of all encumbrances and adverse claims, has the absolute right to and shall deliver possession of the furniture to Subtenant upon the Commencement Date. See attached Exhibit D.

     33. Direct Lease.
         ------------

Subtenant shall undertake reasonable, affirmative good faith efforts to secure a direct lease of the subject Premises with Master Landlord. Sublandlord desires to terminate its obligations under the Master Lease and Subtenant is willing to permit such termination if (but only if) Master Landlord enters into a direct lease of the Master Premises with Subtenant on the same terms as this Sublease and on such other terms as may be acceptable to Subtenant in its sole and absolute discretion. Subtenant shall have no liability to Sublandlord in the event it does not effect or execute a direct lease with the Master Landlord and any such termination of the Master Lease shall be expressly conditioned on the execution of a direct lease between Subtenant and Master Landlord.

     34. Consent by Master Landlord.
         --------------------------

Notwithstanding the foregoing, and without intending to modify or alter the terms of the Master Lease, unless this Sublease and Subtenant's alteration plans are consented to in writing by Master Landlord and, if required under the terms of the Master Lease, Master Landlord's lender, within ten (10) days after execution hereof: (i) this Sublease shall be of no force or effect and the Term shall not commence; (ii) Sublandlord shall have no obligation to deliver possession of the Premises; and (iii) Subtenant shall have no right to access to the Premises. In obtaining such consent from the Master Landlord, Sublandlord agrees to use good faith efforts also to obtain an agreement under which the Master Landlord agrees to provide Subtenant with written notice of any default by Sublandlord or Subtenant under the Master Lease, such notice to be delivered simultaneously with any such notice provided by the Master Landlord to the Sublandlord. This Sublease has been executed on the day and year first written above.

                                      (7)

      35. Sublandlord's Representations.
          -----------------------------

Sublandlord hereby represents and warrants to Subtenant that (i) the Master Lease attached hereto as Exhibit A has been executed and delivered by Master Landlord and Sublandlord, is in full force and effect and has not been terminated, and constitutes the entire agreement of the parties thereto relating to the lease of the Premises (ii) no default or breach by Sublandlord or, to the best of Sublandlord's knowledge, by Master Landlord, exists under the Master Lease, (iii) no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach by Sublandlord or, to the best of Sublandlord's knowledge, by Master Landlord under the Master Lease, and
(iv) subject to receipt of Master Landlord's written consent hereto, Sublandlord has the right and power to execute and deliver this Sublease and to perform its obligations hereunder.

      36. Option to Renew.
          ---------------

Sublandlord hereby grants to the Subtenant the right to renew the Term of this Sublease for an additional forty-five (45) months (the "Renewal Term"), subject to the following terms and conditions:

(i) Subtenant must give Sublandlord notice of Subtenant's intention to renew ("Intention to Renew Notice") no earlier than eight (8) months and no later than six (6) months prior to the expiration of the Term. If Subtenant fails to give any notice within the time period set forth above, then, this Sublease Agreement shall expire at the end of the initial Term. Time is of the essence with respect to the giving of such intention to Renew Notice.

(ii) Within thirty (30) days of Sublandlord's receiving Subtenant's Intention to Renew Notice, Sublandlord shall notify Subtenant of the market minimum rental rate to be applicable during the Renewal Term. If Subtenant disagrees with Sublandlord's determination of the market rental rate to be applicable during the Renewal Term, it shall so Notify Sublandlord and the parties agree to negotiate in good faith to arrive upon the market rental rate to be applicable during the Renewal Term. If the parties cannot agree within thirty (30) days of the Sublandlord's initial notification of its determination of the market rental rate, than Subtenant's right to renew shall lapse and this entire Article shall become null, void and of no further force and effect.

(iii) If Subtenant accepts Sublandlord's determination of the market rental rate, or the parties agree upon a market rental rate during the period set forth in the foregoing Paragraph (2), and if Subtenant is not in default under any of the terms or provision of this Sublease Agreement, then the parties shall memorialize the exercise of the Renewal by executing an amendment to the Sublease Agreement to extend the Term of this Sublease Agreement for the Renewal Term, upon the same terms and conditions herein contained; provided however, the monthly base rent payable by Subtenant to Sublandlord for the Renewal Terms shall be at the market rate as determined by Paragraph (2) above and there shall be no further right to renew the Term of this Sublease Agreement.

      37. Early Access.
          ------------

Sublandlord hereby agrees to provide Subtenant and its contractors or vendors access to the Premises after:

(i)   full execution of the sublease documents

(ii)  payment of first month's rent

(iii) payment of security deposit, if required.

                                      (8)

Such early access shall be for the purpose of conducting tenant improvements, installation of telephone lines, data network wiring and security systems. In no event shall such early access interfere with the construction of the Tenant Improvements provided by the Sublandlord.

SUBLANDLORD:                              SUBTENANT:

GUIDANT CORPORATION/CPI                   CONCUR TECHNOLOGIES


By: Richard S. Vogel                      By: Anne Kroger
   -------------------------------           --------------------------------

Signature: /s/ Richard S. Vogel           Signature: /s/ Anne Kroger
          ------------------------                  -------------------------

Title: VP of Finance                      Title: Vice President of Finance
      ----------------------------              -----------------------------



Attest:                                   Attest:
       ---------------------------               ----------------------------

Its:                                      Its:
    ------------------------------            -------------------------------



                                      (9)

CORPORATE ACKNOWLEDGEMENT:

STATE OF Washington   )
                      )  SS.
COUNTY OF King        )

     I certify that I know or have satisfactory evidence that Anne Kroger is the person who appeared before me, and said person acknowledged that he/she signed this instrument on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Finance of Concur Technologies to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: 11/1/99

                                     Signature: /s/ Paula Pierson-Sears
                                               ------------------------------

                                         Title: Notary
                                               ------------------------------

                                            My appointment expires  12/04/02
                                                                  -----------




CORPORATE ACKNOWLEDGEMENT:


STATE OF Minnesota    )
                      )  SS.
COUNTY OF Hennepin    )

     I certify that I know or have satisfactory evidence that Richard S. Vogel is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the V.P. Finance of Cardiac Pacemakers, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: 11/11/99

                                     Signature: /s/ Brenda Venjohn
                                               ------------------------------

[NOTARY STAMP OF BRENDA VENJOHN]         Title: Notary
                                               ------------------------------

                                            My appointment expires  1/31/2000
                                                                  -----------

                                    EXHIBIT C
                         CONSENT OF LANDLORD TO SUBLEASE
                         -------------------------------



          WHEREAS Carr Redmond Corporation, a Washington corporation ("Landlord"), arid Cardiac Pacemakers, Inc., a Minnesota corporation ("Tenant"), are parties to a certain Lease Agreement dated August 19, 1991 (the "Lease") covering the building known as InControl, located at 6675 185th Avenue NE, Redmond, Washington (except as otherwise provided herein, all terms with initial capital letters have the same meaning ascribed to them in the Lease);

         WHEREAS, Tenant desires to enter into a certain Sublease (the "Sublease") with Concur Technology, Inc., a Delaware corporation ("Subtenant"), whereby Subtenant will sublease approximately 21,422 rentable square feet of Building 13 in InControl (the "Subleased Premises"); and

         WHEREAS, as required by the Lease, Tenant has requested that Landlord consent to the Sublease.

         NOW THEREFORE, Landlord hereby consents to the Sublease subject to the following terms and conditions:

         1. The Sublease shall in no way release Tenant, or otherwise alter or amend the obligations and liabilities of Tenant under the Lease between Landlord and Tenant. Without limiting the generality of the immediately preceding sentence, Tenant remains fully and personally liable for the payment of all Rent and other sums due under the Lease (including all amounts in excess of the Rent, if any, which are paid by Subtenant under Sublease).

         2. Landlord's consent shall not constitute Subtenant as Tenant under the Lease. Landlord's consent shall not constitute Landlord as a party to the Sublease and Landlord shall not be bound by any terms of the Sublease.

         3. Subtenant shall not be permitted to assign the Sublease, or sublease the Subleased Premises, without Landlord's prior written consent pursuant to Section 20 of the Lease.

         4. Landlord's consent to the Sublease shall not relieve Tenant of its obligation to obtain the prior written consent of Landlord to any subsequent assignment of the Lease or subletting of the Premises pursuant to Section 20 of the Lease.

         5. Landlord's consent to the Sublease shall not relieve Tenant of its obligation, pursuant to the Lease, to obtain Landlord's prior written consent to all alterations of the Premises to be performed by or on behalf of Tenant or Subtenant.

         6. Landlord's consent to the Sublease shall not relieve Tenant from its obligation fully to observe and perform the terms, covenants and conditions of the Lease, nor shall Landlord's consent be deemed a consent to any terms in the Sublease which are inconsistent with the Lease.

         7. A copy of the fully executed Sublease will be delivered to Landlord prior to Subtenant's occupancy of the Subleased Premises.



                                                LANDLORD
                                                --------


                                                Carr America Realty Corporation
                                                a Maryland corporation


Date:               1999                        By: /s/ Clete Casper
    ---------------,                               -----------------------------
                                                Printed Name: Clete Casper
                                                             -------------------
                                                Title: VP/Managing Director
                                                      --------------------------

SUBLANDLORD                                     SUBTENANT
-----------                                     ---------

Cardiac Pacemakers, Inc.                        Concur Technologies, Inc.
a Minnesota corporation                         a Delaware corporation


By: /s/ Richard S. Vogel                        By: /s/ Anne Kroger
  ----------------------------                     -----------------------------
Printed Name: Richard S. Vogel                  Printed Name: Anne Kroger
             -----------------                               -------------------
Title: VP of Finance                            Title: Vice President of Finance
      ------------------------                        --------------------------

CORPORATE ACKNOWLEDGEMENT:

STATE OF WASHINGTON  )
                     )  SS.
COUNTY OF KING       )


     I certify that I know or have satisfactory evidence that Anne Kroger is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Vice President of Finance of Concur Technologies to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:   11/1/99
           --------------

                                  Signature:  /s/ Paula Pierson-Sears
                                             ------------------------------
                                      Title:  Notary
                                             ------------------------------
                                        My appointment expires   12/04/02
                                                               ------------

CORPORATE ACKNOWLEDGEMENT:

STATE OF MINNESOTA   )
                     )  SS.
COUNTY OF HENNEPIN   )

     I certify that I know or have satisfactory evidence that Richard S. Vogel is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the V. P. of Finance of Cardiac Pacemakers, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: 11-11-1999
           --------------

                                  Signature: /s/ Brenda Venjohn
[NOTARY STAMP OF                            -----------------------
BRENDA S VENJOHN]                     Title: Notary
                                            -----------------------
                                        My appointment expires   1-31-2000
                                                               -------------

CORPORATE ACKNOWLEDGEMENT:

STATE OF             )
        ------------ )  SS.
COUNTY OF            )
         -----------

     I certify that I know or have satisfactory evidence that ______________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the _________________________ of ___________
____________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated:
           --------------

                                  Signature:
                                             ------------------------------
                                      Title:
                                             ------------------------------
                                        My appointment expires
                                                               ------------

FURNITURE INVENTORY
6675 185th Ave

DESCRIPTION                                                            TOTAL
4 Foot Conference Table
6 Foot Conference Table                                                   1
10 Foot Conference Table
2-Drawer File Cabinet                                                    26
3-Drawer File Cabinet                                                     4
4-Drawer File Cabinet                                                    30
5-Drawer File Cabinet                                                     1
2-Shelf Bookcase                                                          2
3-Shelf Bookcase                                                          6
4-Shelf Bookcase                                                         11
Conference Room Chairs
Workstations Cubes                                                       72
Office Workstations                                                       7

MISC
Square Table                                                              2
Lobby Table                                                               5
Lobby Chair
7 Foot 2-door Cabinet
4-Door Wood Cabinet
Small Meeting Table
Chairs                                                                   78
3-shelf Cabinet

OTHER
Phone
White Board                                                              18
Box, Box File                                                            62
Light Boards                                                              2
File, File, Ped                                                          71

                                                                       EXHIBIT D

                     HOUSEHOLD GOODS DESCRIPTIVE INVENTORY

                             ATLAS VAN LINES, INC.
                       1212 St. George Road P.O. Box 509
                           Evansville, Indiana 47703

1    42 Inch Pin Board                            1
2    7 Foot, 4 Inch Metal Cabinet                 1
3    7 Foot Conference Table                      3
4    Picture                                     22
5    5 Foot Conference Table                      1
6    12 Foot Wood Conference Table                1
7    Wood White Board                             1
8    6 Foot Folding Table                         1
9
0    Letter Sorter                                1
1    Roll Away File                               2
2    Cork Board                                   2
3    5 Foot, 3 Inch Metal Cabinet                 6
4    Chair Matt                                   1
5    3 Foot Letter Sorter                         1
6    42 Foot Round Table                          1
7    Printer Stand                                1
8    Plants                                      11
9    8 Foot Work Surface                          1
0    Metal Computer Rack                          1
1    6 Foot Metal Cabinet                         1

REDMOND EAST BUSINESS CAMPUS

                                     LEASE

     THIS LEASE, dated as of the 19th day of August, 1991, is between MICHAEL R. MASTRO AND REDMOND EAST ASSOCIATES ("collectively called Lessor") and INCONTROL, INC. (collectively called "Lessee").

                                  WITNESSETH:

     1. Premises. Lessor hereby leases to Lessee, upon the terms and conditions herein set forth, a portion of the real property situated in the City of Redmond, King County, Washington, legally described on Exhibit A attached hereto (herein called the "Building"). The portion of the Building leased to Lessee shall be as located and outlined on the sketch attached hereto as Exhibit B, consisting of approximately 15,852 rentable square feet (herein called the "Premises"). The term "Building" includes land, building, and improvements. As of the initial commencement date, Lessee shall be provided twenty two (22) non-exclusive parking stalls at the Building. Four (4) of those stall shall be located at the northeast entrance to the Premises and shall be marked as being reserved for visitors. On the first anniversary of the initial commencement date, Lessee shall be provided twenty three (23) additional non-exclusive parking stalls at the Building.

     2. Common Areas. Lessee shall have nonexclusive use of all areas of the Building designated by Lessor as common areas for the use generally of tenants of the Building.

     3. Use of Premises. The Premises shall be used for office, storage, research and manufacturing facilities for the operation of a business engaged in the manufacture of small electrical equipment and components and for no other purpose without the prior consent of Lessor. Lessee shall not allow undue noise or vibration. Lessee shall not allow use of the Premises in a manner which would increase insurance premiums (unless Lessee pays for increased premiums), in a manner which would interfere with any other tenant in the Building, or for any illegal purpose. Lessee shall comply with all governmental rules, orders, regulations, or requirements relating to Tenant's particular use and occupancy of the Premises. Lessee shall not use, store or dispose of any hazardous or toxic waste or materials on the Premises or the Building at any time except in accordance with all the requirements of every applicable law, rule, regulation, or ordinance. Lessee agrees to hold harmless, protect, indemnify, and defend Lessor with respect to Lessee's use, storage, or disposal of any hazardous or toxic waste or material in the Premises or the Building.

     4. Term. This Lease shall be for a term of five (5) years, commencing on the Commencement Date (as defined in Section 1 of the attached Addendum). In the event that the lease term commences on a day other than the first day of a calendar month, then the lease term as specified in the preceding sentence shall be deemed to have commenced as of the first day of the next calendar month, and the Tenant shall be deemed to have been given early occupancy as of the date specified in the preceding sentence, with all terms of the Lease, including rent, and other amounts due to Lessor, applicable to the period of early occupancy.

     See Addendum, Section 1.
     -----------------------

     5.  Rental.  Lessee agrees to pay Lessor, at Lessor's address set forth in
Section 27 hereof or at such other place as Lessor may designate in writing, monthly rent ("Basic Rental") of $1.13 per rentable square foot of the Premises (as determined pursuant to Section 1) each month, not including the triple net charges imposed as Additional Rental in Section 6. Monthly rental shall be paid by lessee in advance on the first day of each and every month during the term hereof. The Basic Rental and Additional Rental shall be abated for a period of one year after commencement of the Lease on the Delayed Occupancy Space identified in Exhibit B, an area of 7,926 square feet.

     See Addendum, Section 2.
     -----------------------

     Upon execution of this Lease, Lessee shall pay to Lessor the sum of $8,956.38 in payment of the Basic Rental due for the first month of the Lease term. This amount will be adjusted when the final rentable square footage of the Premises is determined pursuant to Section 1. The obligation of Lessee to pay Basic Rental and Additional Rental is absolute and unconditional, and shall not at any time be subject to offset, discount, or reduction of any kind whatsoever.

     6. Additional Rental. This is a "triple-net" lease. In addition to the Basic Rental provided in Section 5 above, Lessee agrees to pay Lessor "Additional Rental" during each Lease Year based upon Lessee's percentage share of the total dollar amount of Operating Expenses incurred by Lessor in each lease Year related to the Premises and the Property. Lessee's percentage share of such Operating Expenses shall be the ratio that the rentable square footage of the Premises bears to the total rentable square footage of the Building.

     The term "Operating Expenses" means all costs of ownership, management, operation, and maintenance of the Building, including, without limitation, the following: wages and salaries of employees; janitorial, cleaning, landscaping, guard and other services; gas, electricity, water, sewer, waste disposal, and other utilities; heating, ventilation and air-conditioning; window-washing; materials and supplies; painting, repairs, and other maintenance; parking lot resurfacing and restriping; maintenance, repair and service agreements of any kind, including without limitation those for the HVAC system, alarm systems, elevator equipment, and other equipment; reserves for any common area improvements; costs of independent contractors; management fees; insurance; taxes; assessments; depreciation on personal property; and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered a cost of ownership, management, operation, and maintenance of the Building. The determination of Operating Expenses and their allocation to the tenants shall be made by Lessor.

     Prior to commencement of each Lease Year, or as soon thereafter as practicable, Lessor shall give Lessee notice of its estimate of amounts payable under this section for the ensuing Lease Year. On the first day of each month during the ensuring Lease Year, Lessee shall pay to Lessor 1/12th of such estimated amounts, provided, that if such notice is not given prior to the commencement of such ensuing Lease Year, Lessee shall continue to pay on the basis of the prior Lease Year's estimate until the month after such notice is given. If at any time or times it appears to Lessor that the amounts payable under this section for the current Lease Year will vary from its estimate, Lessor may, by notice to Lessee, revise its estimate for such Lease Year, and subsequent payments by Lessee for such Lease Year shall be based upon such revised estimate.

     Within ninety (90) days after the close of each Lease Year or as soon after such 90-day period as practicable, Lessor shall deliver to Lessee a statement of amounts payable under this section for such Lease Year and such statement shall be final and binding upon lessor and Lessee. If such statement shows an amount owing by Lessee that is less than the estimated payments for such Lease Year previously made by Lessee, it shall be accompanied by a refund of the excess. If such statement shows an amount owning by Lessee that is more than the estimated payments for such Lease Year previously made by Lessee, Lessee shall pay the deficiency to Lessor within thirty (30) days after delivery of the statement. Lessee shall be entitled at its expense to review at Lessor's offices the records on which the statement of amounts payable is based.

     In determining the amount of Operating Expenses, for the purpose of this
Section 6: (a) if less than one hundred percent (100%) of the Building shall have been occupied by tenants and fully used by them at any time, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been one hundred percent (100%) and had such full utilization by tenants been made during the entire period; and (b) if the Lessor is not furnishing any particular work or service (the cost of which if performed by the Lessor would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Lessor, Operating Expenses shall be deemed for the purposes of this Section 6 to be increased by an amount equal to the additional Operating Expense which would reasonably have been incurred during such period by the Lessor if it had at its own expense furnished such work or service to such tenant.

     Lessee shall pay as rent monthly, in addition to the Basic Rental and Additional Rental during the term of this Lease such "Special Building Operating Expenses" as are required and incurred as a result of Lessee's occupancy and use of the Premises, or any part thereof, and which are in addition to normal business office expenses, which Special Building Operating Expenses shall include but not be limited to unusual utility costs; unusual heat, air conditioning or water requirements; increase in insurance premiums attributable to the Lessee's business and/or occupancy of the Premises; and the like.

     "Lease Year" shall mean calendar year. If this Lease commences or terminates on a day other than the first or last day of a calendar year, the amount of additional rental payable by Lessee applicable to the Lease Year in which such commencement or termination occurs shall be prorated on the basis of a 365-day year.

     See Addendum, Section 3.
     -----------------------

     7. Security Deposit Concurrently with Lessee's execution of this Lease, Lessee shall deliver to Lessor the sum of $15,000.00 as security for the performance by Lessee of Lessee's obligations hereunder. When the final rentable square footage of the Premises as determined pursuant to Section 1, this amount will be adjusted to be equal to one month's rent. This deposit shall not bear interest, and shall not be held in trust or any special account for Lessee; the deposit may be commingled with other funds of Lessor. If Lessee shall default in performance of any of Lessee's obligations hereunder, Lessor may apply the whole or any part of such security deposit to the performance of any such obligation. Lessee shall, within 10 days after notice of any such application, restore the amount on deposit to its original balance. Any balance of the security deposit shall be returned to Lessee at the expiration or sooner termination of this Lease, after satisfaction of any and all of Lessee's obligations under this Lease, or may be applied against the last month's Basic Rental or Additional Rental due but unpaid under this Lease.

     8. Delivery of Possession. If for any reason whatsoever Lessor does not deliver possession of the Premises on or before September 1, 1991, rent shall not commence until such date as possession of the Premises is tendered by Lessor, and in all other respects this Lease shall remain in full force and effect. In no event shall Lessor be liable for damages caused by any such delay or failure to deliver possession of the Premises.

     See Addendum, Section 1.
     -----------------------

     9. Quiet Enjoyment. Lessor covenants and agrees that so long as Lessee is not in default under this Lease, Lessee shall lawfully and quietly hold, occupy, and enjoy the Premises during the term of this Lease, subject to the other terms and provisions of this Lease and subject to all mortgages, underlying leases, and other underlying matters of record to which this Lease is or may become subject and subordinate.

     10.  Construction; Acceptance of Premises.

     (a) Lessor will construct the Tenant Improvements in accordance with the space plan attached as Exhibit B (the "Space Plan") and the specifications prepared with respect to such Space Plan. Lessor will provide an allowance ("Tenant Improvement Allowance") of $35.00 per rentable square foot (including WSST and permits) for the Tenant Improvements. After Lessor has spent $25.00 per rentable square foot of the Premises, for each $1.00 per rentable square foot of Tenant Improvement Allowance spent by Lessor thereafter, the Basic Rental shall be increased by $0.0222 per rentable square foot per month; provided, however, that until the date that Basic Rental begins for the Delayed Occupancy Space, the increase to Basic Rental will apply only to the extent that the Tenant Improvement Allowance used for the initial Premises exceeds $250,000.

     (b) Lessor will enter into a construction contract for construction of the Tenant Improvements with a contractor or contractors who shall be from a list of contractors approved by Lessee, which approval shall not be unreasonably withheld, delayed or conditioned. If required by Lessee, the final plans and specifications for the Tenant Improvements shall be submitted for bid to at least three contractors from the approved list of contractors. Lessor shall provide copies of the bids to Lessee and Lessee may discuss the bids with such contractors so long as Lessee acts reasonably. Lessor will keep Lessee informed as to the bidding and contracting process. Lessor will award the construction contract for the Tenant Improvements to the lowest bidder unless directed otherwise by Lessee. Each construction contract shall include a guaranteed maximum price, subject to increases only for the matters recited in the AIA form general construction contract and change orders initiated or approved by Lessee. If the construction cost of the Tenant Improvements, as set out in the construction contract, including any increases resulting from change orders initiated or approved by Lessee, exceeds the Tenant Improvement Allowance, Lessor shall pay the excess to the contractor as and when due and Lessee shall be responsible for reimbursement to Lessor of the excess in cash at the commencement of the Lease, if for the initial Premises or at occupancy of the Delayed Occupancy Space.

     (c) The Lessor will provide Lessee a design allowance for space planning and interior design of $0.40 per rentable square foot of the Premises and the Delayed Occupancy Space. This design allowance is in addition to, and not a part of the Tenant Improvement Allowance. Any excess cost will be the responsibility of Lessee, payable at the Commencement Date. Lessee may select the space planning/design firm(s) from a selected list of space planners/designers provided by Landlord.

     (d) Lessor shall not be obligated to complete the Tenant Improvements for the Delayed Occupancy Space with the initial Premises. The Delayed Occupancy Space Tenant Improvements shall be completed by Lessor so as to make them available for occupancy one year following the Commencement Date.

     See Addendum, Section 17.
     ------------------------

     (e) The taking of possession of the Premises by Lessee shall constitute acknowledgment by Lessee that the Lessor's Work has been fully performed as agreed, that the Premises were then in good and tenantable condition and as represented by Lessor, and that Lessor has fully complied with all of Lessor's obligations regarding the condition of the Premises.

     See Addendum, Section 4.
     -----------------------

     11. Utilities and Other Services by Lessor. Lessor agrees that there will be available at the Premises the following utilities and services:

     (a)  Electricity.

     (b)  Water for drinking, restroom and office cleaning purposes.

     (c)  Gas.

     All utilities and services shall be paid for by Lessee either by separate metering or billing or as Additional Rental pursuant to section 6. Lessor does not warrant the adequacy of such utilities for Lessee's needs or that any of the foregoing utilities and services will be free from interruption. Interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Lessee's obligations under this Lease or render Lessor liable for damages unless such interruption is due to the gross negligence or willful misconduct of Lessor. Wherever possible, Lessee's utilities will be separately metered, and Lessee agrees to pay for all such utilities when due. Lessee shall, at Lessee's expense, provide all other utilities and other services to the Premises required by Lessee, and shall pay for the same when due.

     12. Maintenance by Lessor. Lessor shall maintain in good condition (normal wear and tear excepted) the structural and exterior components of the Building. The portions of such work which are structural in nature shall be at Lessor's sole cost and expense, and non-structural work such as painting of exterior walls and maintenance of the roof membrane shall be Operating Expenses covered by Section 6. Lessor shall repair and replace, when necessary, light fixtures in the common areas only (including replacement of light bulbs and fluorescent tubes) and shall maintain in good condition and repair the plumbing and the electrical system. However, Lessor shall not be obligated to repair or replace any fixtures or equipment installed by Lessee and

Lessor shall not be obligated to make any repair or replacement occasioned by any act or omission of Lessee, its employees, agents, invitees, or licensees.

     See Addendum, Section 5.
     -----------------------

     13. Alterations, Repairs, and Maintenance by Lessee. Lessee shall make no changes, improvements, or alterations to the Premises without the prior consent of Lessor. All such changes, improvements, and alterations and repairs, if any, made by Lessee shall remain on the Premises and shall become the property of Lessor upon the expiration or sooner termination of this Lease.

     See Addendum, Section 6.
     -----------------------

     Lessee shall keep the Premises in a neat, clean, and sanitary condition, and shall keep the Premises and all items therein installed by Lessee in good condition, except only for reasonable wear and tear. Lessee shall provide, at its sole expense, janitorial services for the Premises. All maintenance of the Premises shall be conducted by Lessee, except as provided in Section 12.

     14. Taxes. Subject to Section 6, Lessor shall pay, before the same become delinquent, all taxes and special assessments levied against the Building. Lessee shall pay, before the same become delinquent, all taxes assessed against Lessee's furniture, fixtures, equipment, and other property in the Premises.

     Lessee shall pay to Lessor as additional rental, within 10 days after notice of the amount thereof, any tax upon rent payable under this Lease or any tax or fee in any form payable by Lessor because of or measured by receipts or income of Lessor derived from this Lease. The preceding sentence shall not apply to general income tax or business and occupation tax of Lessor, except to the extent a rental receipt tax is imposed as a business and occupation tax.

     15. Signs. Lessee will not cause or permit the display of any sign, notice, or advertising matter in or about the Premises or the Building without Lessor's prior written consent. Lessor shall allow Lessee building signage located on the premises facing 185th Avenue N.E. Said sign shall be subject to approval by Lessor, Lessee and all applicable City of Redmond codes.

     16. Lessor's Access to Premises. Lessor may inspect the Premises at all reasonable times and enter the same for the purpose of cleaning, repairing, altering, improving, or exhibiting the same, but nothing herein shall be construed as imposing any obligation on Lessor to perform any such work.

     See Addendum, Section 7.
     -----------------------

     17. Liability Insurance. Lessee shall, at Lessee's sole expense, maintain comprehensive general liability insurance with the comprehensive general liability broadening endorsement (or its equivalent) covering Lessee against any and all liability in connection with the Premises and Lessee's operations therein, insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring upon, in, or outside of the Premises. Such insurance shall have liability limits of not less than $1,000,000 per occurrence and not less than $2,000,000 annual aggregate combined single limits for bodily injury liability and property damage liability and $1,000,000 for personal injury liability. All such insurance shall be issued by carriers acceptable to Lessor and shall contain provision whereby the carrier agrees not to cancel or modify the insurance without thirty (30) days' prior written notice to Lessor. Said insurance shall name Lessor as an additional insured and contain severability provisions with respect to persons insured.

     On or before taking possession of the Premises pursuant to this Lease, Lessee shall furnish Lessor with a certificate evidencing the aforesaid insurance coverage, and renewal certificates shall be furnished to Lessor at least 15 days prior to the expiration date of each policy for which a certificate was theretofore furnished.

     18. Lessee's Property Insurance. Lessee shall, at Lessee's sole expense, maintain on all of Lessee's personal property and leasehold improvements and alterations on the Premises (other than the Tenant Improvements), a policy of "all risk" property damage insurance in the full amount of their replacement value. Such insurance shall name Lessor as an additional insured and all proceeds of any such insurance shall be applied to the restoration of fixtures, improvements, and alterations to the extent provided in Section 21; any proceeds of such insurance remaining after such restoration shall belong to Lessee.

     19. Lessor's Insurance. Subject to Section 6, Lessor shall maintain "all risk" hazard insurance coverage on the Building (including the Tenant Improvements) in an amount of not less than one hundred percent (100%) of the full replacement cost of the Building (including the Tenant Improvements) and such liability insurance coverage and other property damage insurance coverage as Lessor reasonably determines is necessary or as is required by any lender holding a first mortgage lien against the Property. All proceeds of any hazard insurance shall be payable to Lessor and shall be applied to the restoration of the Building to the extent provided in Section 21; any proceeds of such insurance remaining after such restoration shall belong to Lessor.

     20. Assignment and Subletting. Neither this Lease nor any right hereunder may be assigned, transferred, encumbered, or sublet in whole or in part by Lessee, by operation of law or otherwise, without Lessor's prior consent, which shall not be unreasonably withheld, conditioned or delayed. Subleases to any subsidiaries or affiliates with common ownership of 50% or more shall not require lessor's consent. No assignment or sublease shall relieve Lessee of its liabilities hereunder and no consent to any assignment or sublease shall be deemed a consent to any further assignment or sublease. If Lessee is a corporation, any merger, consolidation, liquidation, or any change in ownership of or the power to vote the majority of its outstanding voting stock, shall not constitute an assignment, whether the result of a single transaction or a series of transactions. Lessor may assign its interest in this Lease.

     21. Damage or Destruction. If the Premises are damaged or destroyed by fire or any cause, Lessor shall restore the Premises and Tenant Improvements (except for tenant improvements paid for by Lessee, trade fixtures, and personal property which shall be restored by Lessee at Lessee's sole expense) as nearly as practicable to their condition immediately prior to such damage or destruction. The obligations to restore provided in this paragraph shall be subject to Lessor's termination rights provided below. Any restoration shall be promptly commenced and diligently prosecuted. Lessor shall not be liable for any consequential damages by reason of any such damage or destruction.

     Notwithstanding any of the foregoing provisions of this section, in the event the Premises shall be destroyed or damaged to such an extent that Lessor deems that it is not economically feasible to restore the same, then Lessor may terminate this Lease as of the date of the damage or destruction by giving Lessee notice to that effect.

     If Lessor undertakes to restore the Premises as provided above in this section, then commencing with the date of the damage or destruction and continuing through the period of restoration, the rent for the Premises shall be abated for such period in the same proportion as the untenantable portion of the Premises bears to the whole thereof, except that there shall be no abatement to the extent that any such damage or destruction is caused by any act or omission of Lessee, its employees, agents, invitees, or licensees.

     See Addendum, Section 8.
     -----------------------

     22. Liens. Lessee shall not suffer or permit any lien to be filed against the Building or any part thereof or the Lessee's leasehold interest, by reason of work, labor, services, or materials performed or supplied to Lessee or anyone holding the Premises or any part thereof under Lessee. If any such lien is filed against the Building or Lessee's leasehold interest, Lessee shall cause the same to be discharged of record within 30 days after the date of filing the same.

     23. Indemnity by Lessee. Lessee agrees that Lessor shall not be liable for any claims for death of or injury to persons or damages to or destruction of property sustained by Lessee or by any other person in or outside of the Premises, including without limiting the generality of the foregoing, any claims caused by or arising from the condition or maintenance of any part of the Premises, unless such damage is caused by the sole negligence or intentional misconduct of Lessor. Lessee hereby waives all claims therefor and agrees to indemnify Lessor against any such loss, damage, or liability or any expense (including attorneys' fees) incurred by Lessor in connection therewith.

     24. Default; Remedies; Late Charges. The occurrence of any one or more of the following events shall be deemed a breach of this Lease, namely: if Lessee shall fail to perform any obligation or otherwise breaches any of its covenants or agreements contained herein; or if Lessee shall make an assignment for the benefit of creditors or shall file a voluntary petition under any bankruptcy act or under any other law for the relief of debtors' or if an involuntary petition is filed against Lessee under any such law and is not dismissed within 60 days after filing; or if a receiver be appointed for the property of Lessee and is not discharged or removed within 60 days; or if any department of any government or any officer thereof shall take possession of the of the business or property of Lessee; or if the Lessee is adjudicated a bankrupt. Upon any such occurrence Lessor, at its option, may terminate this Lease by notice to Lessee and upon such termination Lessee shall quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided.

     See Addendum, Section 9.
     -----------------------

     If this Lease shall be terminated as herein provided, Lessor may immediately or at any time thereafter re-enter the Premises and remove any and all persons and property therefrom, by any suitable proceeding at law or otherwise, without liability therefor, and re-enter the Premises, without such re-entry diminishing Lessee's obligation to pay rental for the full term hereof, and Lessee agrees to pay Lessor any deficiency arising from re-entry and reletting of the Premises at a lesser rental than provided herein. Lessor shall apply the proceeds of any reletting in the following order:

     (a) First, to the payment of such reasonable expenses as Lessor may have incurred in recovering possession of the Premises, including without limitation, removing persons and property therefrom, and in putting the same into good order or condition;

     (b) Second, to all reasonable expenses incurred by Lessor for reletting the Premises, including without limitation, preparing and/or altering the same for reletting; and

     (c) Then to Lessee's obligation to pay rental. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. In any such case, and whether or not the Premises or any part thereof be relet, Lessee shall pay to Lessor the rent and all other charges required to be paid by Lessee up to the time of such termination of this Lease, and thereafter, Lessee agrees to pay the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Lessee, less the net proceeds of reletting, if any, and the same shall be due and payable by Lessee monthly as the amount thereof is ascertained by Lessor, and Lessor may bring an action therefor as such monthly deficiencies arise. In any of the circumstances hereinabove mentioned, Lessor shall have the option, instead of holding Lessee liable for the amount of all rent and all other charges required to be paid by Lessee less the net proceeds of reletting, if any, forthwith to recover from Lessee an aggregate sum representing, at the time of such termination of this Lease, the then present worth of the excess, if any, of the aggregate of the rent and all other charges payable by Lessee hereunder that would have accrued until the end of the Lease term over the aggregate rental value of the Premises during such term. Lessor shall use reasonable efforts to mitigate any damages.

     In the event Lessee fails to pay any Basic Rental, Additional Rental, or other payment or reimbursement due to Lessor within five (5) days of the date when due, the amount so delinquent shall bear interest at the rate of twelve percent (12%) per annum from the due date until paid. In addition, Lessee shall pay to Lessor a late charge equal to five percent (5%) of the amount so delinquent, which late charge shall be liquidated damages (and not a penalty) to compensate Lessor for the costs of handling such delinquency, the parties agreeing that actual damages would be inconvenient, uncertain, and difficult to ascertain. Such interest and late charges shall be deemed Additional Rental and shall be due upon demand.

     See Addendum, Section 9.
     -----------------------

     25. Trade Fixtures. Lessee may install on the Premises such equipment as is customarily used in the type of business conducted by Lessee on the Premises. Upon the expiration or sooner termination of this Lease, Lessee shall, at Lessee's expense, remove from the Premises all such equipment and all other property of Lessee and repair any damage to the Premises occasioned by the removal thereof. Any property left in the Premises after the expiration or sooner termination of this Lease shall be deemed to have been abandoned by Lessee and become the property of Lessor to dispose of as Lessor deems expedient without accounting to Lessee therefor.

     26. Condemnation. If all of the Premises are taken by any public authority under the power of eminent domain, this Lease shall terminate as of the date possession is taken by said public authority pursuant to such condemnation.

     If any part of the Premises is so taken and, in the opinion of either Lessor or Lessee, it is not economically feasible to continue this Lease in effect, either party may terminate this Lease. If any substantial part of the Building is so taken and, in the opinion of Lessor, it is not economically feasible to continue this Lease in effect, Lessor may terminate this Lease. Such termination by either party shall be made by notice to the other given not later than 30 days after possession is so taken, the termination to be effective as of the later of 30 days after said notice or the date possession is so taken.

     If part of the Premises or part of the Building is so taken, and neither Lessor nor Lessee elects to terminate this Lease, or until termination is effective, as the case may be, the rental shall be abated in the same proportion as the portion of the Premises so taken bears to the whole of the Premises, and Lessor shall make such repairs or alterations, if any, as are required to render the remainder of the Premises tenantable.

     All damages awarded for the taking or damaging of all or any part of the Building or the Premises shall belong to and be the property of Lessor, and Lessee hereby assigns to Lessor any and all claims to such award, but nothing herein contained shall be construed as precluding Lessee from asserting any claim Lessee may have against such public authority for disruption or relocation of Lessee's business on the Premises.

     27. Notices. All notices, demands, and requests to be given by either party to the other shall be in writing. All notices, demands, and requests by Lessor to Lessee shall be sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessee at the Premises. All notices, demands, and requests by Lessee to the Lessor shall be sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessor at: 10800 N.E. Eighth Street, Suite 1080, Bellevue, Washington 98004, or such other place as Lessor may from time to time designate by notice to Lessee. Notices, demands, and requests served upon Lessor Lessee as provided in this section in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand, or request shall be so mailed or deposited with private courier.

     28. Performance of Covenants. If Lessee shall fail to make any payment or perform any of Lessee's obligations under this Lease, after notice and the expiration of any applicable cure period, Lessor may, without notice to or demand upon Lessee and without further waiving or releasing Lessee from any obligations of Lessee under this Lease, make any such payment or perform any such obligation on Lessee's behalf in such manner and to such extent as Lessor deems desirable. All sums so paid by Lessor and all necessary costs and expenses in connection with the performance of any such obligation by Lessor, together with interest thereon at the rate of 12% per annum from the date of the making of such expenditure by Lessor, shall be deemed Additional Rental hereunder and shall be payable to Lessor on demand.

     29. For Rent Signs; Showing Premises. Lessor may place for rent or for sale signs on the exterior of the Premises and may enter the Premises for the purpose of showing the Premises or the Building to prospective tenants.

purchasers, and lenders.

     See Addendum, Section 7.
     -----------------------

     30. Waiver of Subrogation. Lessor and Lessee shall each procure, if obtainable without payment of an additional premium, an appropriate clause in, or an endorsement on, any policy of fire or extended coverage insurance covering the Premises and the Property, and the personal property, fixtures, and equipment located in or on the Premises, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and, conditioned upon a party having obtained such clauses or endorsements or waiver of subrogation or consent to a waiver or right of recovery, such party hereby agrees that it shall not make any claim against or seek to recover from the other for any loss or damage to its property, or the property of the other, resulting from fire or other hazards covered by such insurance, notwithstanding other provisions of this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsement consenting to a waiver of right of recovery, and shall be coextensive therewith. If either Lessor or Lessee is unable to obtain such clause or endorsement, such party shall promptly give the other party notice of such inability. If either Lessor or Lessee is able to obtain such clause or endorsement only upon payment of an additional premium, such party shall promptly give the other party notice to that effect, in which event the other party shall have the right to pay such additional premium, and upon such payment, the party whose insurer requires such payment shall promptly procure such clause or endorsement.

     31. Subordination of Lessee's Interest. This Lease is and shall be subordinate to any encumbrance now of record or any encumbrance hereafter recorded affecting the Building. Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed in lieu of foreclosure. Lessee shall execute any documents required by any such holder to accomplish the purposes of this section, and failure to execute such documents shall be a default under this Lease.

     See Addendum, Section 10.
     ------------------------

     32. Surrender of Premises. Lessee, at the expiration or sooner termination of this Lease, shall quit and surrender the Premises in good, neat, clean, and sanitary condition, except for reasonable wear and tear.

     See Addendum, Section 11.
     ------------------------

     33. Rules and Regulations. Lessee shall use the Premises and the common areas in the Building in accordance with such reasonable rules and regulations not inconsistent with this Lease as may from time to time be made by Lessor for the general safety, comfort, and convenience of Lessor and tenants of the Building, and shall cause Lessee's employees, agent, invitees, and licensees to abide by such rules and regulations.

     34. Holdover. If Lessee holds over after the expiration of the term of this Lease, such tenancy shall be a month-to-month tenancy. During such tenancy Lessee agrees to pay Lessor 125% of the rate of rental as provided herein for the first 75 days of any holdover period and 200% of the rate of rental provided herein for any holdover period exceeding 75 days, and to be bound by all of the terms, covenants, and conditions herein specified.

     35. Memorandum of Lease. Unless approved by Lessor in writing, this Lease shall not be placed of record. If Lessor so requests, Lessee agrees to execute and place of record an instrument, in recordable form, evidencing the commencement date and expiration date of this Lease. At the expiration or sooner termination of this Lease, Lessee shall execute in recordable form and deliver to Lessor a quit claim deed covering the Building.

     36. Force Majeure. Lessor shall have no liability whatsoever to Lessee on account of the following acts of "force majeure," which shall include (a) the inability of Lessor to fulfill, or delay in fulfilling, any of Lessor's obligations under this Lease by reason of strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water; and (e) for any other reason, whether similar or dissimilar to the above, or for Act of God, beyond Lessor's reasonable control. If this Lease specifies a time period for performance of an obligation of Lessor, that time period shall be extended by the period of any delay in Lessor's performance caused by any of the events of force majeure described herein.

     37. Light, Air, and View. Lessor does not guarantee the continued present status of light, air, or view over any premises adjoining or in the vicinity of the Building.

     38. Lessor's Liability. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Lessor are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Lessor personally or the assets of Lessor except Lessor's interest in the Building, but are made and intended for the purpose of binding only the Lessor's interest in the Building, as the same may from time to time be encumbered. While Lessee may bring a legal action against Lessor, judgments may be enforced only against Lessor's interest in the Building. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Lessor or its partners or agents or their respective heirs, legal representatives, successors, and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Lessor in this Lease contained.

     39.  Miscellaneous.

     (a) Nonwaiver. No failure of either party to insist upon the strict performance of any provision of this Lease shall be construed as depriving either party of the right to insist on strict performance of such provision or any other provision in the future. No waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by the party to be charged therewith. No acceptance of rent or of any other payment by Lessor from Lessee after any default by Lessee shall constitute a waiver of any such default or any other default. Consent by either party in any one instance shall not dispense with necessity of consent by such party in any other instance.

     (b) Attorneys' Fees. If an action be commenced to enforce any of the provisions of this Lease, the prevailing party shall, in addition to its other remedies, be entitled to recover its reasonable attorneys' fees. If Lessor consults with an attorney as a result of a default by Lessee hereunder, Lessee agrees to pay any such attorneys' fees incurred by Lessor, and such attorneys' fees shall constitute additional sums due by Lessee hereunder.

     (c) Captions and Construction. The captions in this Lease are for the convenience of the reader and are not to be considered in the interpretation of its terms.

     (d) Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced as written to the fullest extent permitted by law.

     (e) Governing Law. This Lease shall be governed by the laws of the State of Washington.

     (f) Estoppel Certificates. Lessee shall, from time to time, upon written request of Lessor, execute, acknowledge and deliver to Lessor or its designee a written statement stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Lessee accepted the Premises; the amount of Basic Rental and Additional Rental and the date to which such Basic and Additional Rental has been paid; and certifying: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Lessor have been satisfied; that all required contributions by Lessor to Lessee on account of Lessor's improvements have been received; that there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by the Lessor; that no Rental has been paid more than one month in advance; and the amount of any security has been deposited with Lessor. It is intended that any such statement delivered pursuant to this section may be relied upon by a prospective purchaser or assignee of Lessor's interest or by any lender. If Lessee shall fail to respond within ten (10) days of receipt by Lessee of a written request by Lessor as herein provided, Lessee shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted that this Lease is in full force and effect, that there are no uncured defaults in Lessor's performance, that the security deposit is as stated in this Lease, and that not more than one month's Rental has been paid in advance. Lessee shall be entitled to receive an estoppel certificate from Lessor on the same terms set forth in this Section 39(f).

     (g) Transfer of Lessor's Interest. In the event of any transfer or transfers of Lessor's interest in the Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer and Lessee agrees to attorn to the transferee. Any such transfer shall be made expressly subject to this Lease, and the transferee must assume Lessor's obligations hereunder.

     (h) Interpretation. This Lease has been submitted to the scrutiny of all parties hereto and their counsel if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

     (i) Remedies Cumulative. The specified remedies to which Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Lessor may lawfully be entitled in case of any breach or threatened breach by Lessee of any provision of this Lease. In addition to the other remedies in this Lease provided, Lessor shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions, provisions of this lease.

     (j) Number; Gender; Permissive Versus Mandatory Usage. Where the context permits, references to the singular shall include the plural and vice versa, and to the neuter gender shall include the feminine and masculine. Use of the word "may" shall denote an option or privilege and shall impose no obligation upon the party which may exercise such option or privilege; use of the word "shall" shall denote a duty or an obligation.

     (k)  Time.  Time is of the essence to this Lease.

     (l) Binding Effect. Subject to the provisions of section 20 hereof, this Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors, and assigns.

     (m) Arbitration. If there is a dispute between the Lessor and Lessee concerning Lessee's percentage share of Operating Expenses under Section 6 of this Lease, the determination of such dispute shall be submitted to binding arbitration upon the written demand of either party delivered to the other party. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect; provided there shall be only one (1) arbitrator who shall be selected by the parties and if the parties cannot agree then who shall be appointed by the Presiding Judge of the King County Superior Court upon motion made by either party. Judgment upon the award may be entered in any court having jurisdiction. The cost and expenses of the arbitration shall be divided equally between the Lessor and Lessee.

     (n) Financial Information. Upon request from Lessor, Lessee agrees to provide such financial statements and other financial information concerning Lessee as may be reasonably required by any financial institutional lender to whom Lessor may be applying for financing on the Building.

     (o) Expansion. Lessee shall have the option to expand the Premises by 5,000 square feet through September 1, 1993. The location of this expansion space shall be contiguous to the original Premises.

     See Addendum, Section 12.
     ------------------------

     (p) Option to Renew. At the expiration of the initial term of the Lease, Lessee shall have one (1) five (5) year option to renew at 95% of the market rent for the premises, however, the effective rent for the extended term shall not exceed $1.14 per square foot per month, triple net.

     See Addendum, Sections 13, 14, 15, and 16.
     -----------------------------------------

     EXECUTED as of the date first above written.

                                        LESSOR:

                                        /s/ Michael R. Mastro
                                        --------------------------------------
                                        Michael R. Mastro


                                        REDMOND EAST ASSOCIATES

                                        By   /s/ Michael R. Mastro
                                          ------------------------------------
                                        Name: Michael R. Mastro
                                        Title: General Partner


                                        By   /s/ Stavros Anastasiou
                                          ------------------------------------
                                        Name: Stavros Anastasiou
                                        Title: General Partner


                                        By   /s/ Perry Vyzis
                                          ------------------------------------
                                        Name: Perry Vyzis
                                        Title: General Partner


                                        LESSEE:

                                        INCONTROL, INC.

                                        By   /s/ Kurt C. Wheeler
                                          ------------------------------------
                                        Name: Kurt C. Wheeler
                                        Title: C.E.O.

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 14 day of August, 1991, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               ------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 12/17/94.
                                                     --------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 14 day of August, 1991, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               ------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 12/17/94.
                                                     --------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 19th day of August, 1991, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Stavros Anastasiou, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ M. Neagle
                               ------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
   M. NEAGLE]                  residing at Bellevue.
                                           --------

                               My commission expires 12/27/94.
                                                     --------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 19th day of August, 1991, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Perry Vyzis, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ M. Neagle
                               ------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
   M. NEAGLE]                  residing at Bellevue.
                                           --------

                               My commission expires 12/27/94.
                                                     --------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 13th day of August, 1991, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Kurt Wheeler, to me known to be the C.E.O. of INCONTROL, INC. a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ M. Neagle
                               ------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
   M. NEAGLE]                  residing at Bellevue.
                                           --------

                               My commission expires 12/27/94.
                                                     --------

                                   EXHIBIT A

                              Legal Description
                              -----------------

     Lot 1, City of Redmond Lot Line Revision No. LLR 89-7, as filed under File No. 9002221025, Records of King County, Washington.

                                   EXHIBIT B

                                   Premises
                                   --------


     To be replaced by a copy of the finalized space plan. The space plan is to show, as part of the Premises, one grade level door located on the south side of the Premises.

                            FIRST ADDENDUM TO LEASE
                            -----------------------

     THIS FIRST ADDENDUM TO LEASE ("Addendum") is dated for reference purposes as of August 19, 1991, and is made between MICHAEL R. MASTRO AND REDMOND EAST ASSOCIATES (collectively called "Lessor") and INCONTROL, INC. (collectively called "Lessee"), in the real property situated in the City of Redmond, King County, Washington, (the "Building") to be a part of that certain lease, of even date herewith between Lessor and Lessee (herein the "Lease Form") concerning 15,582 rentable square feet (the "Premises") in the real property situated in the City of Redmond, King County, Washington, (the "Building"). Lessor and Lessee agree that the Lease Form is hereby modified and supplemented as follows:

     1. Commencement Date: Notwithstanding anything to the contrary in the Lease Form:

          A. The Lease shall commence (the "Commencement Date") on the later of (i) September 1, 1991 or (ii) the date by which all of the following have occurred: (a) Lessor has substantially completed the Lessee Improvements (defined below) in accordance with the Lease, (b) Lessor has delivered possession of the Premises to Lessee; and (c) Lessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for Lessee's intended use.

          B. If the Commencement Date has not occurred for any reason whatsoever on or before January 1, 1992, then in addition to Lessee's other rights or remedies, (i) Lessee may terminate this Lease by written notice to Lessor, whereupon any monies previously paid by Lessee to Lessor shall be reimbursed to Lessee; or (ii) at Lessee's election, the date Lessee is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond January 2, 1992.

     2. Rent Abatement for Delayed Occupancy Space: Notwithstanding anything to the contrary in the Lease Form:

          A. Basic Rental and Additional Rental shall not commence on the Delayed Occupancy Space until the later to occur of (i) one year after the Commencement Date or (ii) after all of the conditions set forth in Paragraph 1A(ii) of this Addendum have been satisfied as they relate to the Delayed Occupancy Space.

          B. The parties acknowledge that the square footage of 7,926 square feet for the Delayed Occupancy Space is merely an estimate of the actual square footage of such space. Exhibit B and the actual square footage of the delayed Occupancy Space (and the resulting rental abatement) shall be determined by Lessee in its sole discretion, and once determined, Exhibit B and the rental abatement shall be adjusted appropriately; provided, however, in no event shall the Delayed Occupancy Space exceed 8,352 square feet.

     3.   Expenses.  Notwithstanding anything to the contrary in the Lease Form:

          A. In no event shall Lessee have any obligation to perform or to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"), nor shall any portion of the Lessee Improvement allowance be applied to such costs:

               (i) Losses Caused By Others: Costs occasioned by the act, omission or violation of law by Lessor, any other occupant of the Building, or their respective agents, employees or contractors.

               (ii) Capital Improvements: Costs relating to repairs, alterations, improvements, equipment and tools which would properly be capitalized under generally accepted accounting principles, except to the extent that Lessee's share of such Cost during any twelve-month period of the Lease is equitably determined based on Lessee's usage and amortized over the useful life of the capital item in question.

               (iii) Reimbursable Expenses: Costs for which Lessor has a right of reimbursement from parties other than Lessee.

               (iv) Construction Defects: Costs to correct any construction defect in the Premises or the Building or to comply with any CC&R's, underwriter's requirement or Law applicable to the Premises or the Building on the Commencement Date.

               (v) Utilities or Services: Costs (i) arising from the disproportionate use of any utility or service supplied by Lessor to any other occupant of the Building, or (ii) associated with utilities and services of a type not provided to Lessee.

               (vi) Interior Improvements: The cost of any renovation, improvement, painting or redecorating of any portion of the Building not made available for Lessee's use.

               (vii) Leasing Expenses: Fees, commissions, attorneys' fees, Costs or other disbursements incurred in connection with marketing the Building or negotiations or disputes with any other occupant of the Building.

               (viii) Mortgages: Interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases.

               (ix) Concessions and Parking: costs incurred in connection with the operation of any parking or commercial concession within the Building.

               (x) Capital Leases: Lease payments and Costs for capital machinery and equipment, such as air conditioners, elevators, and the like.

               (xi) Art: Costs of sculptures, fountains, paintings and other art objects.

               (xii) Insurance: Insurance Costs for coverage not customarily paid by tenants of similar projects in the vicinity of the Premises, increases in insurance Costs caused by the activities of another occupant of the Building, insurance deductibles, and co-insurance payments.

               (xiii) Hazardous Materials: Costs incurred to investigate the presence of any material which is now or hereinafter regulated by any governmental authority or which poses a hazard to the environment or human life ("Hazardous Material"), Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Building and any judgments or other Costs incurred in connection with any Hazardous Material exposure or releases, except to the extent caused by the storage, use or disposal of the Hazardous Material in question by Lessee.

               (xiv) Management: Any fee, profit or compensation retained by Lessor or its affiliates for management and administration of the Building in excess of the management fee which would be charged by a professional management service for operation of comparable projects in the vicinity.

               (xv) Property Taxes: Any increase in property taxes occasioned by or relating to a change of ownership of the real property of which the Premises is a part.

          B. Lessee's obligation to reimburse Lessor for Operating Expenses for all items except for property taxes, janitorial and utilities (the "Controllable Operating Expenses") shall not exceed Eleven Point Six Cents ($0.116) per square foot per year. Notwithstanding the preceding, the cap amount for the Controllable Operating Expense shall increase each year according to increases in the local CPI.

     4. Acceptance of Premises: Notwithstanding anything to the contrary in the Lease Form:

          Lessee's acceptance of the Premises shall not be deemed a waiver of Lessee's right to have defects in the Lessee Improvements or the Premises repaired at Lessor's sole expense provided Lessee gives Lessor written notice of
(i) any patent
defect within thirty (30) days after Lessee takes occupancy or (ii) any latent defect within one (1) year after Lessee takes occupancy. Lessee shall give notice to Lessor whenever any such defect becomes reasonably apparent, and Lessor shall repair such defect as soon as practicable. Lessor also hereby assigns to Lessee all warranties with respect to the Premises which would reduce Lessee's maintenance obligations hereunder and shall cooperate with Lessee to enforce all such warranties.

     5. Repairs and Maintenance: Notwithstanding anything to the contrary in the Lease Form:

          Lessor shall perform and construct, and Lessee shall have no responsibility to perform or construct, any repair, maintenance or improvement
(i) necessitated by the acts or omissions of Lessor or any other occupant of the Building, or their respective agents, employees or contractors, (ii) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain, (iii) required as a consequence of any violation of law or construction defect in the Premises or the Building as of the Commencement Date,
(iv) for which Lessor has a right of reimbursement from others, (v) which would be treated as a "capital expenditure" under generally accepted accounting principles, (vi) to the heating, ventilating, air conditioning, electrical, water, sewer, and plumbing systems serving the Premises or the Building, and
(vii) to any portion of the Building outside of the demising walls of the Premises. Lessee's obligation, if any, to reimburse Lessor for the costs of such repairs, maintenance and improvements shall be governed by the other provisions of this Lease.

     6. Alterations, Additions and Improvements: Notwithstanding anything to the contrary in the Lease Form:

          A. Nonstructural. Lessee may construct nonstructural alterations, additions and improvements ("Alterations") in the Premises without Lessor's prior approval, if the cost of such work does not exceed Five Thousand Dollars ($5,000).

          B. Removal. Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any Alterations from the Premises upon termination of the Lease.

          C. Lessee's Property. All Alterations, trade fixtures and personal property installed in the Premises at Lessee's expense ("Lessee's Property") shall at all times remain Lessee's property and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage caused by such removal.

          D. Lien Waiver. Lessor shall have no lien or other interest whatsoever in any item of Lessee's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Lessor hereby waives all such liens and interests. Within ten (10) days following Lessee's request, Lessor shall execute documents in form reasonably acceptable to Lessee to evidence Lessor's waiver of any right, title, lien or interest in Lessee's Property located in the Premises.

     7. Lessor's Entry of Premises: Notwithstanding anything to the contrary in the Lease Form:

          Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall at all times be accompanied by Lessee.

     8. Lessee's Right to Terminate after Casualty. Lessor shall notify Lessee within fifteen (15) days following any damage to or destruction of the Premises (or the Building if such damage or destruction interferes with Lessee's use of the Premises) the length of time Lessor reasonably estimates to be necessary for repair or restoration. Lessee shall have the right to terminate the Lease within fifteen (15) days following receipt of such notice if restoration or repair of the Premises will take more than one hundred (120) days.

     9. Default and Late Charge: Notwithstanding anything to the contrary in the Lease Form, (i) Lessee shall not be deemed to be in default, nor shall any late charge or interest be imposed, on account of Lessee's failure to pay money to Lessor, unless Lessee's failure to pay continues for five (5) days after Lessee's actual receipt of written notice of the delinquency provided, however, that Lessor shall not be required to give Lessee written notice of any monetary default or delinquency more than once in any consecutive twelve (12) month period and in such case no notice shall be required before Lessee shall be deemed to be in default or subject to the imposition of interest and late charges, and (ii) Lessee shall not be in default for failing to perform any covenant of this Lease (other than a covenant to pay money to Lessor) unless Lessee's failure to perform such covenant continues after Lessee's actual receipt of written notice for a period of thirty (30) days or such longer time as may reasonably be required to cure the default.

     10.  Subordination:  Notwithstanding anything to the contrary in the Lease
Form:

          This Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest (collectively referred to as "Security Instruments") now or hereafter affecting the Premises, nor shall Lessee be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of a Security Instrument to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement in a form customarily used by institutional first mortgage lenders which (i) provides that this Lease shall not be terminated so long as Lessee is not in default under this Lease and (ii) recognizes Lessee's rights under this Lease except such Lender shall not be subject to any amendment to the Lease not consented to by such lender, any rental paid for more than one (1) month in advance or any other defense or right of offset which accrued prior to such lender acquiring ownership of or possession of the Property. Lessor shall provide Lessee with a recognition and nondisturbance agreement as set forth above from any existing holder of a Security Instrument within thirty (30) days of the execution of this Lease.

     11. Surrender. Notwithstanding anything to the contrary in the Lease Form, Lessee obligations to surrender the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing at the commencement of the Lease, ordinary wear and tear, acts of god, casualties, condemnation, Hazardous Materials (other than those stored, used or disposed of by Lessee in or about the Premises), and termination of the Lease expected.

     12. Expansion Right: Notwithstanding anything to the contrary in the Lease Form:

          A. At any time prior to September 1, 1993, Lessee shall have the option, by giving written notice to Lessor prior to the expiration of said period, to expand the Premises by 5,000 square feet into space which shall be contiguous to the original Premises (the "Expansion Premises").

          B. Upon Lessee's exercise of the option to expand, the Expansion Premises shall be included within the Premises and leased to Lessee pursuant to the provisions of the Lease and at the same rate per square foot of floor space as the Basic Rental, Additional Rental, and Lessee Improvements (including an allowance for the Expansion Premises at the same rate as the allowance for the original Premises) as set forth in the Lease. Lessee shall have no obligation to begin paying Basic Rental or Additional Rental until all of the conditions set forth in Paragraph 1(A)(ii) of this Addendum are satisfied as they relate to the Expansion Premises.

          C. Prior to commencement of the Lessee Improvements in the Expansion Premises, Lessor and Lessee shall execute an amendment to this Lease stating the addition of the Expansion Premises as a part of the Premises and the increased rental therefor (the "Expansion Amendment").

          D. If Lessor has not completed construction of the Lessee Improvements for the Expansion premises within six (6) months after Lessee has exercised its option, Lessee may terminate the Expansion Amendment.

     13. Option to Renew: Notwithstanding anything to the contrary in the Lease Form:

          A. Rent for Option Term. Lessee and Lessor shall meet after Lessee exercises its Option to Renew to attempt to agree upon the rent for the option term. If the parties are unable to agree on the rent for the option term within ten (10) days of Lessee's exercise, rent shall be set by appraisal as set forth below (provided in no event shall effective rent exceed $1.14 per square foot per month).

          B. Appraisal. If it becomes necessary to determine the fair market rental value ("Fair Market Rent") for the Premises by appraisal, real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and who have at least five (5) years experience appraising industrial space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures:

               (i) If the parties are unable to agree on the Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

               (ii) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

               (iii) If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the extended term by the agreement of at least two (2) of the appraisers.

               (iv) If two (2) or more of the appraisers agree on the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notifying both Lessor and Lessee of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premises, all appraisers shall submit to Lessor and Lessee an independent appraisal of the Fair Market Rent for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

               (v) The appraisers' determination of Fair Market Rent shall be based on rental of space of the same age, construction, size and location as the Premises with the improvements installed therein at Lessors' expense and shall take into account Lessee's obligations to pay additional rent under this Lease. In determining Fair Market Rent, the appraisers shall not consider any alterations installed in the Premises at Lessee's expense.

               (vi) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.

               (vii) Notwithstanding anything to the contrary, once Fair Market Rent is established, rent for the option term shall be ninety-five percent (95%) of such rent (provided that in no event shall effective rent exceed $1.14 per square foot per month).

     14. Approvals: Notwithstanding anything to the contrary in the Lease Form, whenever the Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval, consent, designation, determination or judgment shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

     15. Reasonable Expenditures: Notwithstanding anything to the contrary in the Lease Form, any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

     16. Lessor Indemnity: Lessor shall indemnify, defend with counsel reasonably acceptable to Lessee, protect, and hold harmless Lessee, its employees, agents, contractors, stockholders, officers, directors, successors, subtenants, personal representatives, and assigns (collectively the "Lessee Indemnitees") from and against all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature ("Claims"), directly or indirectly arising out of or in connection with (i) any act of Lessor, its agents, contractors, or employees which results in any Hazardous Material being present at any time on or about the Premises, or the soil, air, improvements, ground water or surface water thereof, or (ii) the violation of any law relating to any such Hazardous Material, the Premises or the use of the Premises by Lessor, its agents, contractors or employees.

     17. Tenant Improvements: Notwithstanding anything to the contrary in the Lease Form, in no event shall any of the following costs be paid for by Lessee or deducted from the Total Tenant Improvement Allowance: (i) costs incurred as a consequence of a contractor's or subcontractor's default, the negligent act or omission or the willful misconduct of Lessor or its consultants, agents, employees, contractors or subcontractors or Lessor's breach of this Lease, or any contract for construction of the Lessee Interior Improvements; (ii) interest, principal and other charges with respect to any construction or permanent loan for the project; (iii) costs for which Lessor may obtain reimbursement from others; (iv) costs for which Lessor has actually received reimbursement from others; (v) costs associated with investigation, removal, monitoring or remediation of hazardous materials; (vi) premium time and other costs of accelerating the work to meet the scheduled completion date stated in the Lease, unless the acceleration amount is approved by Lessee in writing;
(vii) costs of management, design and all other services provided by employees or affiliates of Lessor and the cost of any administration, profit and overhead for Lessor or any of its employees and affiliates; (viii) all costs and expenses incurred with respect to work not required by the Specifications, as the same may be amended by change orders; (ix) the cost of bringing the Building and surrounding property into compliance with applicable building codes, Hazardous Materials laws, or other statutes, laws, rules or regulations; and (x) all costs incurred in connection with casualties and Acts of God. All of the above described costs shall be paid by Lessor at its sole cost and expense.

     18. Effect of Addendum: In the event of any inconsistency between this First Addendum and the Lease Form, the terms of this First Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.


LESSOR:                                       LESSEE:

MICHAEL R. MASTRO AND                         INCONTROL, INC.,
REDMOND EAST ASSOCIATES,                      a Delaware Corporation
a                                               -------------------------
 ------------------------

By: /s/ Michael R. Mastro                     By: /s/ Kurt C. Wheeler
   ----------------------                       -------------------------

Printed                                       Printed
Name:                                         Name:    Kurt C. Wheeler
     --------------------                         -----------------------

Title:                                        Title:        C.E.O.
      -------------------                          ----------------------

Date:                                         Date:
     --------------------                          -----------------------

                           SECOND AMENDMENT TO LEASE

     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19, 1991, between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation, as "Lessee", as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991, is amended as set out below. Capitalized terms used herein if not defined herein have the meaning given them in the Lease.

     1. Section 1 of the Lease is amended to provide that the rentable area of the Premises is 16,320 square feet.

     2. The Commencement Date of the Lease was December 11, 1991. The last day of the initial Lease term is December 31, 1996.

     3. The final sentence of Section 10(a) of the Lease is deleted. The following sentence is added as the final sentence in Section 10(a) of the Lease:
"After Lessor has spent $25.00 per rentable square foot of the Premises, for each $1.00 per rentable square foot of Tenant Improvement Allowance spent by Lessor thereafter, the Basic Rental shall be increased by $0.0222 per rentable square foot per month."

     4. Notwithstanding anything in Section 2 of the First Addendum to Lease to the contrary, Basic Rental and Additional Rental shall not thereafter be abated for any portion of the Delayed Occupancy Space which has been occupied by Lessee for the conduct of its business. As of the date hereof, the Delayed Occupancy Space is comprised of 6,908 square feet.

     5.   The parties agree that the unpaid design allowance provided for in
Section 10(c) of the Lease is $1,970.80. Neither Lessor nor Lessee shall have a claim against the other for the payment of any other sum on account of the design allowance.

     6. The cost of the tenant improvements chargeable against the Tenant Improvement Allowance have been $349,317.00 to date. Lessor remains obligated to provide a Tenant Improvement Allowance for the Delayed Occupancy Space of $123,175, without any increase in the Basic Rental. Lessor remains obligated to provide a further Tenant Improvement Allowance for the Delayed Occupancy Space of up to but not exceeding $98,708, with an increase in the Basic Rental as set out in Section 10(a) of the Lease.

     7. The effective date of these amendments to the Lease is the Commencement Date.

     8. Except as expressly amended by this agreement, the terms and conditions of the Lease remain in full force and effect and are hereby affirmed and ratified.

     DATED this 1st day of June, 1992.

                                        LESSOR:

                                        /s/ Michael R. Mastro
                                        --------------------------------------
                                        Michael R. Mastro


                                        REDMOND EAST ASSOCIATES

                                        By   /s/ Michael R. Mastro
                                          ------------------------------------
                                        Name: Michael R. Mastro
                                             Title: General Partner


                                        By   /s/ Stavros Anastasiou
                                          ------------------------------------
                                        Name: Stavros Anastasiou
                                             Title: General Partner


                                        By   /s/ Perry Vyzis
                                          ------------------------------------
                                        Name: Perry Vyzis
                                             Title: General Partner


                                        LESSEE:

                                        INCONTROL, INC.

                                        By   /s/ Kurt C. Wheeler
                                          ------------------------------------
                                        Name: Kurt C. Wheeler
                                        Title: C.E.O.

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 16th day of September, 1993, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/94.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 16 day of September, 1993, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/94.
                                                     -------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 18 day of September, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Stavros Anastasiou, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                              /s/ Deanna Moreau
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Lake Stevens.
                                           ------------

                               My commission expires 6/16/96.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 18 day of September, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Perry Vyzis, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                              /s/ Deanna Moreau
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Lake Stevens.
                                           ------------

                               My commission expires 6/16/96.
                                                     -------

                           THIRD AMENDMENT TO LEASE

     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19, 1991, between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation, as "Lessee", as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991 and by that certain SECOND AMENDMENT TO LEASE dated June 1, 1992, is amended as set out below. Capitalized terms used herein if not defined herein have the meaning given them in the Lease.

     1. As of November 23, 1992, Section 1 of the Lease is amended to provide that a portion of the area previously occupied by Mike Fisher Enterprises d/b/a Proshow USA, an area of approximately 6,500 square feet and, on the drawing attached hereto as Exhibit "A", described as "Proshow", is added to the Premises (the "First Expansion Premises"), bringing the total rentable area of the Premises to 22,820 square feet. As of January 1, 1993, Section 1 of the Lease is amended to provide that the remaining portion of the area previously occupied by Mike Fisher Enterprises d/b/a/ Proshow USA, an area of approximately 458 square feet and, on the drawing attached hereto as Exhibit "A", described as "Studio", shall be added to the Premises (the Second Expansion Premises"), bringing the total rentable area of the Premises to 23,278 square feet.

     2. Section 12 of the First Addendum to Lease dated August 19, 1991 is deleted.

     3. Lessee shall accept the First Expansion Premises and the Second Expansion Premises "as is"; Lessor shall not be obligated to expend any sums for Tenant Improvements for the First Expansion Premises or the Second Expansion Premises.

     4. At its cost, Lessee shall be entitled to construct additional second floor area to the Second Expansion Premises of approximately 1,280 square feet (the "Third Expansion Premises"). The Third Expansion Premises shall become a part of the Premises upon issuance of a certificate of Occupancy for that space (the "Occupancy Date").

     5. The Basic Rental for the First Expansion Premises, Second Expansion Premises and Third Expansion Premises shall be $1.13 per square foot per month from and after the respective date on which each of said areas become a part of the Premises.

     6. Lessor shall enter into an agreement concurrently with this Third Amendment to Lease with Mike Fisher Enterprises which is attached hereto as Exhibit B (the "Proshow Agreement"). If the Proshow Agreement does not become effective by its terms, this Amendment shall not become effective. The date on which the Proshow Agreement becomes effective shall be the Effective Date of this Third Amendment to Lease.

     7. Lessee shall pay to Lessor the one-time sum of $18,611.28 as consideration for this Amendment on the Effective Date of this Amendment.

     8. Lessee shall also make a further cash security deposit in accordance with Section 7 of the Lease in the total sum of $6,500 on the Effective Date of this Amendment.

     9. All conditions under this Lease to be performed by the Lessor and Lessee have been satisfied; all required contributions by Lessor to Lessee on account of Lessor's improvements have been received; there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     10. Except as expressly amended by this agreement, the terms and conditions of the Lease remain in full force and effect and are hereby affirmed and ratified.

     DATED this 15th day of October, 1992.

                                        LESSOR:

                                        REDMOND EAST ASSOCIATES

                                        By   /s/ Michael R. Mastro
                                          ------------------------------------
                                        Name: Michael R. Mastro
                                             Title: General Partner


                                        By   /s/ Stavros Anastasiou
                                          ------------------------------------
                                        Name: Stavros Anastasiou
                                             Title: General Partner


                                        By   /s/ Perry Vyzis
                                          ------------------------------------
                                        Name: Perry Vyzis
                                             Title: General Partner


                                        LESSEE:

                                        INCONTROL, INC.

                                        By   /s/ Kurt C. Wheeler
                                          ------------------------------------
                                        Name: Kurt C. Wheeler
                                        Title: C.E.O.

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 15 day of Oct, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Bellevue.
                                           --------

                               My commission expires 6/15/96.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 15 day of Oct, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Stavros Anastasiou, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Bellevue.
                                           --------

                               My commission expires 6/15/96.
                                                     -------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 20th day of October, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Perry Vyzis, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                              /s/ Deanna Moreau
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Lake Stevens.
                                           ------------

                               My commission expires 6/15/96.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 15 day of Oct, 1992, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Kurt Wheeler, to me known to be the CEO of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ James Clark
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Bellevue.
                                           --------

                               My commission expires 6/15/96.
                                                     -------

Exhibit "A-1"





                        [First Floor Plan of Premises]

Exhibit "A-2"





                        [Second Floor Plan of Premises]

                            TENTH AMENDMENT TO LEASE
                     Addition and Deletion of Square Footage


          That certain Lease dated August 19. 1991. as amended by the First Addendum to Lease dated August 19, 1991. the Second Amendment to Lease dated June 1, 1992, the Third Amendment to Lease dared October 15, 1992, the Fourth Amendment f Lease dated August 24, 1993, the Fifth Amendment to Lease dated September 9, [1994, the Sixth Amendment to Lease dared May 31, 1995, the Seventh Amendment to Lease dated March 29, 1996, e Eighth Amendment to Lease dated April 29, 1996 and the Ninth Amendment to the Lease dated January 31, 1997 (collectively the "Lease"), by and between Carr Redmond Corporation. a Washington corporation successor in interest to Redmond L.L.C. ("Lessor") and InControl. Inc., a Delaware corporation ("Lessee"), for the Premises located at 6675 185th Avenue NE and 6645 185th Avenue NE, Redmond, Washington 98052, is amended this 1st day of May, 1997 solely as hereinafter described.

          Effective the 1st day of May. 1997, Landlord and Tenant desire to amend the Lease to, among other things, provide for further expansion space on the second floor of Building 14 and at the same time remove the warehouse portion of the Premises from the leased area which was never occupied. The portions of the Lease as numbered below are amended to read as follows:

1.        Paragraph 1. Premises.
          Building 13 - 42.422 rentable square footage has not changed
          --------------------------------------------
          (inadvertently identified as 42,444 square feet in Paragraph C of the Ninth Amendment to Lease).

          Building 14 - 26.521 rentable square feet calculated as follows:
          -----------------------------------------
          Current square footage of 22,206 rentable square feet (inadvertently identified as 22,260 square feet in Paragraph C of the Ninth Amendment), plus the balance of the second floor office space of 4,315 rentable square feet added by this amendment. The total square footage in Building 14 is 35,091 rentable square feet

          Building 14 - Future expansion area. The future expansion area
          -----------------------------------
          identified in Paragraph 3 of the Ninth Amendment as the Office Expansion Space of 9,500 square feet has been changed. The Office Expansion Space which shall become part of the Premises no later than June 1, 1999 in accordance with the Ninth Amendment, is the remaining first floor office space of 4,210 rentable square feet arid warehouse space of 4,300 rentable square feet ("Warehouse Expansion Space").

2.        Paragraph 6. Additional Rental.
          Effective May 1, 1997, the Tenant share of expenses in Building 14 shall be amended to 75.58%; Building 13 is unchanged at 100%. When Tenant expands into the Office Expansion Space and Warehouse Expansion Space, the Tenant's share of expenses in Building 14 shall become 100%.

3.        Paragraph 10. Construction.
          Lessor agrees that it shall provide Lessee a $5.00 per square foot tenant allowance for the Office Expansion Space in accordance with the t:errns of Paragraph 3 of the Ninth Amendment to Lease. No tenant improvement allowance will be provided for the Warehouse Expansion Space, it will be delivered broom clean and in "AS IS" condition.

4.        Paragraph 5. Rental.


Building 14 - 6645 185th Avenue NE, Redmond, WA 98052


Effective                       Monthly             Rent                 New Monthly
Date                            Base Rent           Escalation           Base Rent
------------------------------------------------------------------------------------
January 1, 1997                                                          $16,562.50
(office space of 15,000 s.f. at $13.25 s.f.)

May 1, 1997                     $16,562.50                               $21,326.98
(new office space of 4,315 s.f. at $13.25 s.f.) $4,764.48

June 1, 1997                    $21,326.98          $7,956.63            $29,283.61
(end of free rent period for Sixth Expansion Premises of 7,206 s.f.,( inadvertently identified as 7,260 s.f. in Paragraph 5 of the Ninth Lease Amendment.))

June 1, 1999 (not later than)   $29,283.61          $8,310.42 1          $37,594.03
June 1, 1999                    $37,594.03          $4,972.68 2          $42,566.71

1 (addition of Office Expansion Space of 4,270 s.f. at $15.50 s.f. and Warehouse
Expansion Space of 4,300 s.f. at $7.80 s.f.)
2(rent increase to $15.50 s.f. for office area of 26.521 s.f.)

June 1, 2002                    $42,566.71          $5,521.02            $48,085.54
(rent increase to $17.50 for office area of 3O,791 s.f. and to $8.88 per s.f. for warehouse area of 4,300 s.f.

Building 13 - 6675 185th Avenue NE, Redmond, WA 98052


Effective                       Monthly             Rent                 New Monthly
Date                            Base Rent           Escalation           Base Rent
-------------------------------------------------------------------------------------
January 1, 1997                                                          $49,492.33
June 1, 1999                    $49,492.33          $5,302.75            $54,795.08
June 1, 2002                    $54,795.08          $7,070.33            $61,865.41


All other terms and conditions of the above-described Lease shall remain in full force and effect.

Lessor:   Carr Redmond Corporation      Lessee:   InControl, Inc.
          a Washington corporation                a Washington corporation


By:  /s/ Philip L. Hawkins                By:  /s/ Donald F. Seaton
     -------------------------------           ------------------------------
Its:  Managing Director                   Its:  VP Finance
     -------------------------------           ------------------------------
Date:   5/1/97                            Date: 29 April 1997
     -------------------------------           ------------------------------

DISTRICT OF COLUMBIA)
                    )ss
                    )

     On this 2nd day of May 1997, before me, the undersigned, a Notary Public in and for the District of Columbia, duly commissioned and sworn as such, personally appeared Philip L. Hawkins to me known to be the Managing Director of CARR REDMOND CORPORATION the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath scared that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my band and official seal the day and year in this certificate first above Written.

                                                     /s/ Olivia M. Kerr

                                       Printed Name:      Olivia M. Kerr
                                                    ---------------------------
                                       NOTARY PUBLIC in and for the District
                                       of Columbia, residing at
                                       8915 Cullum Dr. Lorton, Va. 22079
                                       -----------------------------------------
                                       My commission expires: 11/30/01
                                                             -------------------


STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

     On this 29th day April 1992 before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Donald F. Seaton III to me known to be the VP, Finance of InControl, Inc., corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year written.

                                                          /s/ K. Kay Hannah

                                       Printed Name:   K. Kay Hannah
                                                    ---------------------------
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at
                                       Redmond, Washington
                                       ----------------------------------------
                                       My commission expires: 2/14/2000
                                                             ------------------

[NOTARY STAMP OF
 K. KAY HANNAH]

                        [First Floor Plan of Premises]

                        [Second Floor Plan of Premises]

                          ELEVENTH AMENDMENT TO LEASE

     THIS ELEVENTH AMENDMENT TO LEASE ("Amendment" is made and entered into as of this 30 day of June, 1999, between CarrRedmond Corporation, a Washington corporation, successor in interest to Redmond East, L.L.C., as Lessor, and Cardiac Pacemakers, Inc., a Minnesota corporation, successor in interest to InControl, Inc., as Lessee.

                                  WITNESSETH:

     WHEREAS, by written lease dated as of August 19, 1991, as amended by the First Addendum to Lease dated August 19, 1991, the Second Amendment to Lease dated June 1, 1992, the Third Amendment to Lease dated October 15, 1992, the Fourth Amendment of Lease dated August 24, 1993, the fifth Amendment to Lease dated September 9, 1994, the Sixth Amendment to Lease dated May 31, 1995, the Seventh Amendment to Lease dated March 29, 1996, the Eighth Amendment to Lease dated April 29, 1996, the Ninth Amendment to the Lease dated January 31, 1997, and the Tenth Amendment to the Lease dated May 15, 1997, (collectively the "Lease"), Redmond East, L.L.C. leased to Lessee those certain Premises commonly known as Building 13 and Building 14 with street addresses of 6675 and 6645 185th Avenue NE, Redmond, Washington. The Premises are located within a project known as Redmond East Business Campus. Lessor has succeeded to the interest of Redmond East, L.L.C. in the Lease.

     WHEREAS, Cardiac Pacemakers, Inc. represents and warrants to Lessor that it is the owner of all of the issued and outstanding capital stock of InControl, Inc., that, subject to Lessor's consent to an assignment of the Lease to it, it has acquired all right, title and interest in the Lease of InControl, Inc., and that Cardiac Pacemakers, Inc. has full right, power and authority to execute this amendment on behalf of itself and InControl, Inc.

     WHEREAS, to accommodate a short-term extension by the existing tenant, Equus Computer Systems, Lessor and Lessee have agreed to delay Lessee's occupancy of the expansion space in Building 14, referenced in the Ninth and Tenth Amendments to the Lease, from June 1, 1999 until July 1, 1999;

     NOW, THEREFORE, in consideration of the foregoing and the mutual terms and conditions contained herein, the parties agree as follows:

     1. Assignment of Lease. Lessor consents to the assignment of the Lease from InControl, Inc. to Cardiac Pacemakers, Inc., a Minnesota corporation and Lessee agrees to assume all of the obligations of Lessee under the Lease Agreement as of August 19, 1991 as previously amended.

     2. Lease of Additional Space in Building 14. Subject to the remaining terms and provisions hereof, effective July 1, 1999, Lessor hereby leases additional space (the "Additional Space") in Building 14 to Lessee and Lessee hereby takes the Additional Space from Lessor, subject to all of the terms and conditions of the Lease. The additional space is shown on Exhibit A attached hereto and consists of a total of approximately 8,570 square feet of which 4,270 square feet is office and 4,300 rentable square feet is warehouse.

Building 14 - 6645 185th Avenue NE, Redmond, WA 98052

Effective       Monthly        Rent             New Monthly
Date            Base Rent      Escalation       Base Rent
------------------------------------------------------------
July 1, 1999    $34,256.29     $8,310.42(1)     $42,566.71

(1) (addition of Office Expansion Space of 4,270 s.f. at $15.50 s.f. and Warehouse Expansion Space of 4,300 s.f. at $7.80 s.f.)

June 1, 2002    $42,566.71     $5,521.02        $48,085.54

(rent increase to $17.50 for office area of 30,791 s.f. and to $8.88 per s.f. for warehouse area of 4,300 s.f.)

Eleventh Lease Amendment - 2

All other terms and conditions of the above-described Lease shall remain in full force and effect.

Lessor: Carr Redmond Corporation          Lessee: Cardiac Pacemakers, Inc.
        a Washington corporation                  a Minnesota corporation

By:     /s/ Clete Casper                  By:     /s/ Richard S. Vogel
        ------------------------------            ------------------------------

Its:    Vice President                    Its:    VP - Finance
        ------------------------------            ------------------------------

Date:   7/6/99                            Date:
        ------------------------------            ------------------------------

Eleventh Lease Amendment - 3

STATE OF MINNESOTA      )
                        )ss.
COUNTY OF RAMSEY        )

     On this 30th day of June, 1999, before me, the undersigned, a Notary
Public in and for the State of Minnesota, duly commissioned and sworn as such, personally appeared Richard Vogel, to me known to be the VP of Finance of Cardiac Pacemakers, Inc., the corporation that executed the within and foregoing Instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                               Printed Name:          Barbara H. Becker
                                            ------------------------------------
 [NOTARY STAMP OF              NOTARY PUBLIC in and for the State of Minnesota,
BARBARA H. BECKER]             residing at St. Paul, MN.
                                           -------------

                               My commission expires:
                                                      --------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 6th day of July, 1999, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Clete Casper, to me known to be the Vice President of CarrAmerica Realty Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                               Printed Name:           Lisa Foyston
                                            ------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 LISA FOYSTON]                 residing at Seattle.
                                           -------

                               My commission expires: 10/14/2000.
                                                      ----------

Exhibit "A"





                            [PLAN OF THE PREMISES]

                           [Floor Plan of Premises]

                            FOURTH AMENDMENT TO LEASE

     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19, 1991, between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation. as "Lessee" as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991, by chat certain SECOND AMENDMENT TO LEASE dated June 1, 1992 and by that certain THIRD AMENDMENT TO LEASE dated October 15, 1992, is amended as set out below. Capitalized terms used herein if not defined herein have the meaning given them in the Lease, as previously amended.

     1. As of the Effective Date of this Amendment, Section 1 of the Lease is amended to provide that a portion of the area previously occupied by Cook Newhouse & Associates, Inc., an area of approximately 8,173 square feet and, on the drawing attached hereto as Exhibit "A", described as "CNA", is added Co the Premises (the "Fourth Expansion Premises"), bringing the total rentable area of the Premises to 33,771 square feet.

     2. Lessee shall accept the Fourth Expansion Premises "as is"; Lessor shall not be obligated to expend any sums for Tenant Improvements in connection with the Fourth Expansion Premises.

     3. On the Effective Date, Lessee shall pay Lessor a one time payment as consideration for this Amendment in the amount of $13,000.00.

     4. From and after the Effective Date of this Amendment, the Basic Rental for the Premises, in its entirety, shall be $41,539.08 per month.

     5. Lessee shall also make a further cash security deposit in accordance with Section 7 of the Lease in the total sum of $9,000 on the Effective Date of this Amendment; thereupon the total security deposit held by Lessor shall be $307500.

     6. Lessor and Lessee agree that Section 12 of the Lease, as amended, shall be interpreted so as to require Lessee to maintain the heating, ventilation and air conditioning systems of the Premises.

     7. The HVAC equipment serving the Building lobby, a common area of the Building, also serves First and Second Expansion Premises. Lessee agrees to maintain such system and to pay utilities required therefor. Annually, Lessee shall invoice Lessor for 33% of any out of pocket costs therefor and Lessor shall pay such sum, subject to review of the accuracy of such invoice by Lessor. Such expenses paid by Lessor shall nevertheless be Operating Expenses to be shared by all Building tenants, including Lessee.

     8. ALL conditions under this Lease to be performed by the Lessor and Lessee have been satisfied; there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     9. Except as expressly amended by this agreement, the terms and conditions of the Lease, as previously amended, remain in full force and effect and are hereby affirmed and ratified..

     10. The Effective Date shall be the date identified as such in a written notice to be delivered to Lessee by Cook Newbouse & Associates, Inc., If the Effective Date has not occurred on or before December 31, 1993, this Amendment shall be void. If this amendment has not been fully executed by September 3, 1993, it shall be void.

     DATED this 24th day of August, 1993.

                                        LESSOR:

                                        /s/ Michael R. Mastro
                                        --------------------------------------
                                        Michael R. Mastro


                                        REDMOND EAST ASSOCIATES

                                        By   /s/ Michael R. Mastro
                                          ------------------------------------
                                        Name: Michael R. Mastro
                                             Title: General Partner


                                        LESSEE:

                                        INCONTROL, INC.

                                        By   /s/ John Adams
                                          ------------------------------------
                                        Name: John Adams
                                        Title: Vice President

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 25 day of August, 1993, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/94.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 25 day of August, 1993, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/94.
                                                     -------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 24 day of Aug, 1993, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared John Adams, to me known to be the VP of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Bellevue.
                                           --------

                               My commission expires 6/15/96.
                                                     -------

                            FIFTH AMENDMENT TO LEASE


     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August      , R. MASTRO and
REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation, as "Lessee", as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991, by that certain SECOND AMENDMENT TO LEASE dated June 1, 1992, by that certain THIRD AMENDMENT TO LEASE dated October 15, 1992 and by that certain FOURTH AMENDMENT OF LEASE dated August 24, 1993 is amended as set out below. Capitalized terms used herein if not defined herein have the meaning given them in the Lease, as previously amended.

     1. As of August 15, 1994, Section 1 of the Lease is amended to provide that certain newly constructed second floor premises in Building 13 comprising an area of approximately 1,775 square feet is added to the Premises, bringing the total rentable area of the Premises to 35,546 square feet.

     2. As of October 1, 1994, Section 1 of the Lease is amended to provide that the premises now occupied by Cascade Controls, Inc. and Express Business Systems, Inc., an area of approximately 14,503 square feet is added to the Premises (the "Building 2 Premises"), bringing the total rentable area of the Premises to 50,049 square feet. The Building 2 Premises is delineated on the drawing attached hereto as Exhibit "A".

     3. Lessee shall accept the Building 2 Premises "as is"; Lessor shall not be obligated to expend any sums for Tenant Improvements in connection with the Building 2 Premises. Lessor consents to Lessee's construction of a second floor area in the portion of the premises now occupied by Express Business Systems so long as City of Redmond requirements are fully met by Lessee and the cost thereof is borne by Lessee. Such area, if built, shall be referred to as the "Fifth Expansion Premises".

     4. From and after August 15, 1994, the Basic Rental for the Premises, shall increase by the amount of $692.25 for a total Basic Rental amount of $42,231.33. From and after October 1, 1994, the Basic Rental for the Premises, shall increase by the further amount of $13,554.11 for a total Basic Rental amount of $55,785.44.

     5.   The term of the Lease is hereby extended to December 31, 1999.

     6. If the Fifth Expansion Premises is built, the area of that portion of the Premises shall be added to the Lease by further amendment and Basic Rental shall be charged thereon at the rate of $0.39 per square foot per month.

     7. All conditions under this Lease to be performed by the Lessor have been satisfied; all nonmonetary conditions under this Lease to be performed by the Lessor have been satisfied; there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     8. Except as expressly amended by this agreement, the terms and conditions of the Lease, as previously amended, remain in full force and effect and are hereby affirmed and ratified.

     9. Lessor grants Lessee a first right of refusal to lease the space in Building 13 now occupied by Cadman Gravel on the following alternate terms:

          (a) Upon receipt of a bona fide offer to lease said premises, Lessor shall notify Lessee of such offer. For a period of five days thereafter, Lessee shall have the right to lease said premises from Lessor. If Lessee has not notified Lessor of its election to so lease said premises within the five day period, Lessee's rights to the Cadman premises shall expire.

          (b) If Lessor has not received notice of the receipt of a bona fide offer to lease per subsection 9a) above by November 25, 1996, Lessee shall have five days thereafter to exercise its right of first refusal. If Lessee has not notified Lessor of its election to so lease said premises within the five day period, Lessee's rights to the Cadman premises shall expire.

     In either instance, if Lessee elects to lease said premises, the Lease shall be amended adding said premises with the following terms:

          (a) The Basic Rental shall be upon the following schedule: $1.00 PSFNNN for the period prior to December, 1996, $1.05 PSFNNN for the period of December, 1996 - November, 1998 and $1.10 PSFNNN thereafter. "PSFNNN" shall mean per rentable square foot of the Premises each month, not including the triple net charges imposed as Additional Rental in Section 6. Rental shall be abated for the first two months following Lease Commencement.

          (b) Lease Commencement shall be December 1, 1996 or such earlier date as Cadman shall vacate the premises.

          (c) Lessee shall accept the Cadman premises in its then "as is" condition.

     10.  The Effective Date of this amendment shall be the date hereof.

     DATED this 9th day of September, 1994.

                                            LESSOR:

                                            /s/ Michael R. Mastro
                                            -------------------------------
                                            Michael R. Mastro


                                            REDMOND EAST ASSOCIATES

                                            By  /s/ Michael R. Mastro
                                               ----------------------------
                                               Name: Michael R. Mastro
                                                     Title: General Partner


                                            LESSEE:

                                            INCONTROL, INC.

                                            By  /s/ Donald Seaton
                                               ----------------------------
                                            Name: Donald Seaton
                                                 --------------------------
                                            Title: VP Finance
                                                  -------------------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 20 day of September, 1994, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/98.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 20 day of September, 1994, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/98.
                                                     -------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 23 day of Sept, 1994, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald Seaton, to me known to be the VP Finance of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 JAMES CLARK]                  residing at Issaquah.
                                           --------

                               My commission expires 6/15/96.
                                                     -------

                            SIXTH AMENDMENT TO LEASE


     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19, 1991, between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation as "Lessee", as amended by that CERTAIN FIRST ADDENDUM TO LEASE dated August 19, 1991. by that certain SECOND AMENDMENT TO LEASE dated June 1, 1992, by that certain THIRD AMENDMENT TO LEASE dated October 15, 1992, by that certain FOURTH AMENDMENT OF LEASE dated August 24, 1993 and by that certain FIFTH AMENDMENT OF LEASE dated September 9,1994 is amended as set out below. Capitalized terms used herein if not defined herein have the meaning given them in the Lease, as previously amended.

     1. As of May 31, 1995, the Building 2 Premises shall be excluded from the premises. Lessee, by virtue of an oral agreement, has previously tendered possession of the Building 2 Premises to Lessor and hereby does so in writing. Lessee shall remain responsible to pay all rental on the Building 2 Premises, as though in actual possession, through May 31. 1995. As of June 1, 1995. Sections 2, 3 and 6 shall be deleted from the Fifth Amendment to Lease. As of June 1, 1995, the Basic Rental shall be reduced by the sum of $13,554.11 monthly and the floor area of the Premises decreased by 14,503 square feet by virtue of this Section.

     2. From and after June 1, 1995, Section 1 of the Lease is amended to define the Building 14 Premises which area shall be the area delineated on Exhibit A hereto. From and after June 1, 1995. the Premises shall include the first floor area of the Building 14 Premises an area of approximately 10,758 square feet, and that portion of the second floor not included in the Sixth Expansion Premises (defined in Section 3 hereof), an area of approximately 4,242 square feet. From and after June 1, 1995, the Basic Rental shall be increased by the sum of $15,450.00 monthly and the floor area of the Premises increased by 15,000 square feet by virtue of this Section.

     3. The second floor area of the Building 14 Premises consists of approximately 11,448 square feet. Of that floor area, the Premises added pursuant to Section 2 hereof comprises approximately 4,242 square feet The remaining 7,206 square feet shall comprise the Sixth Expansion Premises. Lessee has not planned the tenant improvements for the second floor area. At the time Lessee does so, and no later than the date Lessee first makes use of the new, second floor tenant improvements, Lessee shall identify the portion of the second floor which shall be the Sixth Expansion Premises and shall notify Lessor of such designation. The Sixth Expansion Premises shall become part of the Premises as of January 1, 1997, or sooner in accordance with the following paragraph. As of January 1, 1997, or sooner in accordance with the following paragraph, the Basic Rental shall be increased by the sum of $7,422.18 monthly and the floor area of the Premises increased by 7,206 square feet by virtue of this Section.

     If Lessee shall occupy any portion of the Sixth Expansion Premises prior to January 1, 1997, the area so used (based upon a room by room basis) shall become part of the Premises and rental at the same rate as charged on the portion of the Building 14 Premises included in the Premises shall apply thereafter. A "room by room basis" shall mean that if any part of a room is used, no matter what portion, the entire room and circulation areas required for its use shall be deemed for these purposes to be in use.

     Thirty days following occupancy of all or a portion of the Sixth Expansion Premises or February 1, 1997, whichever is sooner, Lessor shall pay to Lessee $20.00 per square foot of Sixth Expansion Premises so occupied, as a tenant improvement allowance.

     4. In addition to all other changes to the Basic Rental, Basic Rental shall increase by $1,110.30 monthly from and after January 1, 1997.

     5. The effect of Sections 1-4 above on the floor area of the Premises and on the Basic Rental is summarized in Table A attached hereto and incorporated herein.

     6. Lessee shall accept the Building 14 Premises "as is". Notwithstanding the generality of the foregoing, Lessee does not accept any condition existing as of the date hereof with respect to the improper use, storage or disposal of any hazardous or toxic material by the prior occupant of the Building 14 Premises. Lessee's indemnity of Lessor set out in Section 3 of the Lease shall not apply to conditions now present in the Building 14 Premises and arising during such prior occupancy.

     7.   The term of the Lease is hereby extended to May 31, 2000.

     8. All conditions under this Lease to be performed by the Lessor have been satisfied; all non-monetary conditions under this Lease to be performed by the Lessor have been satisfied; there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     9. Except as expressly amended by this agreement, the terms and conditions of the Lease, as previously amended remain in full force and effect and are hereby affirmed and ratified.

     10.  The Effective Date of this amendment shall be the date hereof.

     DATED this 31st day of May, 1995.

                                          LESSOR:


                                          /s/ Michael R. Mastro
                                          -------------------------------
                                          Michael R. Mastro


                                          REDMOND EAST ASSOCIATES


                                          By /s/ Michael R. Mastro
                                            -----------------------------
                                           Name: Michael R. Mastro
                                           Title: General Partner


                                          LESSEE:

                                          INCONTROL, INC.


                                          By /s/ Donald Seaton
                                            -----------------------------
                                          Name: Donald Seaton
                                               --------------------------
                                          Title: Vice President: Finances
                                                -------------------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 20 day of June, 1995, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known and acknowledged to me that he signed and sealed the foregoing instrument as his free and voluntary act and deed, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 JAMES CLARK]                  residing at Issaquah.
                                           --------

                               My commission expires         .
                                                     --------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 20 day of June, 1995, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a General Partner of REDMOND EAST ASSOCIATES, and on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                 /s/ James Clark
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 JAMES CLARK]                  residing at Issaquah.
                                           --------

                               My commission expires         .
                                                     --------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 31 day of May, 1995, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald F. Seaton III, to me known to be the VP Finance/CFO of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ K. Kay Hannah
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 K. KAY HANNAH]                residing at Redmond, WA.
                                           -----------

                               My commission expires 2/14/96.
                                                     -------

                          TO SIXTH AMENDMENT TO LEASE

DATE                  NATURE OF         AMENDMENT     BUILDING     FLOOR AREA      REVISED       BASIC RENTAL      REVISED BASIC
                       CHANGE            SECTION                     CHANGE       FLOOR AREA        CHANGE             RENTAL
15-Mar-95       Vacate Bldg 2 Premises      1            2          (14,503)        35,546             0.00          55,785.44
31-May-95       Delete Bldg 2 Premises      1            2                0         35,546       (13,554.11)         42,231.33
01-Jun-95       Add Bldg 14 Premises        2           14           15,000         50,546        15,450.00          57,681.33
01-Jan-97 *     Add 6th Expansion Area      3           14            7,206         57,752         7,422.18          65,103.51
01-Jan-97       Rental rate increase        4           14                0         57,752         1,110.30          66,213.81

     *  or earlier per Section 3                                       01-May-95

                        [First Floor Plan of Premises]

                        [Second Floor Plan of Premises]

                           SEVENTH AMENDMENT TO LEASE

     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19,1991 between MICHAEL R MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation, as "Lessee", as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991, by that certain SECOND AMENDMENT TO LEASE dated June 1, 1992, by that certain THIRD AMENDMENT TO LEASE dated October 15, 1992, by that certain FOURTH AMENDMENT OF LEASE dated August 24, 1993, by that certain FIFTH AMENDMENT OF LEASE dated September 9, 1994 and by that certain SIXTH AMENDMENT TO LEASE dated May 31, 1995, is further amended as set out below. Lessor's interest in the Lease has been assigned to Redmond East, L.L.C. Capitalized terms used herein if not defined herein have the meaning given them in the Lease, as previously amended.

     1. Section 9 of the FIFTH AMENDMENT TO LEASE is hereby deleted, its terms having been fulfilled by this amendment.

     2. From and after April 1, 1996, the portion of the Premises located at 6675 185th Avenue N.E., Redmond WA (the Building 13 Premises") shall be enlarged by 6,876 rentable square feet (the "Cadman Area") and shall thereafter include the entirety of Building 13, a total area of 42,422 rentable square feet. The entire Premises area shall thereafter comprise 57,422 rentable square feet.

     In summary, on and after April 1, 1996, the Premises shall comprise a total of 57,422 rentable square feet and shall include the Building 13 Premises, comprised of a total of 42,422 rentable square feet and the Building 14 Premises, comprised a total of 15,000 rentable square feet (the Building 14 Premises are located at 6645 185th Avenue N.E., Suite 100, Redmond WA and are a portion of the property legally described in Exhibit A hereto).

     Notwithstanding the foregoing, the provision of the Lease to further expand the Building 14 Premises in accordance with Section 3 of the SIXTH AMENDMENT OF LEASE is specifically reaffirmed.

     3. From and after June 1, 1996, the Basic Rental for the Premises shall increase by the amount of $6,876.00 monthly for a total Basic Rental amount of $64,557.33 not including the triple net charges imposed as Additional Rental in Section 6 of the Lease.

     In summary, on and after June 1, 1996, Basic Rental for the Premises shall total $64,557.23, not including the triple net charges imposed as Additional Rental in Section 6 of the Lease, and shall include the Basic Rental for the Building 13 Premises, $49,107.33 monthly, and the Basic Rental for the Building 14 Premises, $15,450.00 monthly.

     Notwithstanding the foregoing increases in the Basic Rental prescribed in Sections 3 and 4 of the SIXTH AMENDMENT TO LEASE are specifically reaffirmed. In addition to such increases, the Basic Rental for the Premises and the Building 13 Premises shall increase by $343.80 from and after December 1,1996 and by a further $343.80 from and after December 1, 1998.

     4. The Cadman Area is accepted by Lessee in its "as is" condition. Lessor shall not be obligated to pay for any improvements thereto.

     5. All conditions under this Lease to be performed by the Lessor have been satisfied; all conditions under this Lease to be performed by the Lessor have been satisfied; there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     6. Except as expressly amended by this agreement, the terms and conditions of the Lease remain in full force and are hereby affirmed ratified.

     7.   This amendment shall become effective on the date hereof.

     DATED this 29th day of March, 1996.

                                         LESSOR:

                                         REDMOND EAST, L.L.C.
                                         By: Red Ace, Inc., Its Managing Member


                                         By  /s/ Michael R. Mastro
                                           ------------------------------------
                                           Name: Michael R. Mastro
                                                  Title: President


                                         LESSEE:

                                         INCONTROL, INC.


                                         By /s/ Donald Seaton
                                           ------------------------------------
                                         Name: Donald Seaton
                                              ---------------------------------
                                         Title: VP Finance
                                              ---------------------------------

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this __ day of _______, 19__, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and said person acknowledged that he signed this instrument as President of Red Ace, Inc., a Washington corporation, which corporation is the managing member of Redmond East, L.L.C., a Washington limited liability company, and on oath stated that he was authorized to execute the instrument, and acknowledged it, as the President of Red Ace, Inc., and on behalf of Red Ace, Inc., as managing member of Redmond East, L.L.C., and as such managing member, the free and voluntary act of Redmond East, L.L.C., for the uses and purposes mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.


                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington,
                               residing at         .
                                           --------

                               My commission expires         .
                                                     --------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 29th day of March, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald F. Seaton III, to me known to be the Vice President, Finance of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ K. Kay Hannah
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 K. KAY HANNAH]                residing at Redmond, WA.
                                           -----------

                               My commission expires 2/14/00.
                                                     -------

                                  EXHIBIT A
                 LEGAL DESCRIPTION OF THE BUILDING 14 PREMISES


Lot 2, City of Redmond Lot Line Revision No. LLR 89-7, as filed under File No. 9207069007, Records of King County, Washington.

                            EIGHTH AMENDMENT TO LEASE

     THAT CERTAIN REDMOND EAST LEASE ("Lease") dated August 19, 1991, between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES, as "Lessor", and INCONTROL, INC., a Washington corporation, as "Lessee", as amended by that certain FIRST ADDENDUM TO LEASE dated August 19, 1991, by that certain SECOND AMENDMENT TO LEASE dated June 1, 1992, by that certain THIRD AMENDMENT TO LEASE dated October 15, 1992, by that certain FOURTH AMENDMENT OF LEASE dated August 24, 1993. by that certain FIFTH AMENDMENT OF LEASE dated September 9, 1994, by that certain SIXTH AMENDMENT TO LEASE dated May 31, 1995 and by that certain SEVENTH AMENDMENT TO LEASE dated March 29, 1996, is further amended as set out below. Lessor's interest in the Lease has been assigned to Redmond East, LLC. Capitalized terms used herein if not defined herein have the meaning given them in the Lease, as previously amended.

     1. Lessee has had Freiheit & Ho prepare construction drawings dated March 27, 1996 for Project 96114 applicable to the Building 13 Premises. Lessor approves said plans and the building modifications contemplated therein.

     2. Lessee agrees to pay the sum of $10,000.00 upon termination of the Lease, if the Lease is terminated earlier than March 31, 2006.

     3. Lessee's obligation under Section 2 hereof shall be abated if, at the date of termination of the Lease, the Building 13 Premises includes restrooms in the portion of the Building 13 Premises previously occupied by Cadman, Inc. Said restrooms shall contain no less than the following: a male restroom containing two sinks, two urinals and one disabled accessible commode and a female restroom with two sinks, two commodes and one disabled accessible commode, all constructed to building standards. The cost of said restrooms, if any, shall be borne solely by Lessee.

     4. All conditions under this Lease to be performed by the Lessor have been satisfied; all conditions under this Lease to be performed by the Lessor have been satisfied there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by Lessor.

     5. Except as expressly amended by this agreement, the terms and conditions of the Lease remain in full force and effect and are hereby affirmed and ratified.

     6.   This amendment shall become effective on the date hereof.

     DATED this 29th day of April, 1996.

                                        LESSOR:

                                        REDMOND EAST, L.L.C.
                                        By: Red Ace, Inc., its Managing Member

                                        By   /s/ Michael R. Mastro
                                          ------------------------------------
                                        Name: Michael R. Mastro
                                             Title: President


                                        LESSEE:

                                        INCONTROL, INC.

                                        By   /s/ Donald Seaton
                                          ------------------------------------
                                        Name: Donald Seaton
                                        Title: VP Finance

STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 14 day of May, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known, and said person acknowledged that he signed this instrument as President of Red Ace, Inc., a Washington corporation, which corporation is the managing member of Redmond East, L.L.C., a Washington limited liability company, and on oath stated that he was authorized to execute the instrument, and acknowledged it, as the President of Red Ace, Inc., and on behalf of Red Ace, Inc., as managing member of Redmond East, L.L.C., and as such managing member, the free and voluntary act of Redmond East, L.L.C., for the uses and purposes mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                             /s/ Donna J. Reid
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 DONNA J. REID]                residing at Auburn.
                                           ------

                               My commission expires 2/17/98.
                                                     -------


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     On this 29 day of April, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Donald F. Seaton III, to me known to be the V.P. Finance of INCONTROL, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                                /s/ K. Kay Hannah
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the State of Washington, residing at Redmond, WA.
                                           -----------

                               My commission expires 2/14/00.
                                                     -------
pursuant to the terms of the Lease and that the Sixth Expansion Premises constitutes a part of the Building 14 Premises. Lessor acknowledges Lessee's payment of the January 1997 Basic Rental and Additional Rental.

     2. From and after April 1, 1997, Section 1 of the Lease is amended to include within the definition of Building 14 Premises the approximately 4,000 square feet of warehouse space ("Warehouse Space") and the approximately 9,500 square feet of office space on the first and second floor (the "Office Expansion Space") of Building 14 identified on Exhibit A attached hereto. From and after April 1, 1997, the term Premises is amended to include the Warehouse Space and Lessee shall have been deemed to have taken possession of the Warehouse Space as of April 1, 1997. Lessee hereby acknowledges and agrees that the Warehouse Space has been delivered by Lessor and Lessee accepts the Warehouse Space in its current "AS IS" condition.

     3. Effective not later than June 1, 1999, the Office Expansion Space shall become part of the Premises and Lessor shall deliver and Lessee shall accept possession of the Office Expansion Space. At the time Lessor delivers possession of the Office Expansion Space to Lessee, the floor area of the Premises shall be increased by 9,500 square feet in accordance with this section and the Basic Rental shall be increased as set forth in paragraph 5 below. Lessor agrees that it shall provide Lessee a $5.00 per square foot tenant allowance for the Office Expansion Space payable upon invoice and verification of completion of tenant improvements approved by Lessor and otherwise constructed in accordance with the terms of the Lease and this Amendment. Except for the tenant allowance provided for herein, Lessee shall accept the Office Expansion Space in its then "AS IS" condition. Notwithstanding the foregoing, in the event that Lessor is unable to deliver possession of the Office Expansion Space to Lessee for the construction of tenant improvements on or before April 1, 1999, the effective date of Lessee's lease of the Office Expansion Space shall be adjusted by mutual agreement of the parties for any such delay.

     4. Lessor and Lessee hereby agree to amend Section 4 of the Lease to the extent necessary to extend the term of the Lease eight years and five months, from January 1, 1997 to May 31, 2005, on which date the Lease shall terminate .

     5. Lessor and Lessee hereby agree to amend the Lease as necessary to provide that from and after January 1, 1997, the Basic Rental for the Premises shall be as follows:

Building 13 Premises
--------------------

1/1/97 - 5/31/99         $14.00 per sq. ft. annually  ($1.16/mo.)
6/l/99 - 5/31/02         $15.50 per sq. ft. annually  ($1.29/mo.)
6/1/02 - 5/31/05         $17.50 per sq. ft. annually  ($l.45/mo.)


Building 14 Premises
--------------------

1/1/97 -5/31/99
     Office Space        $13.25 per sq. ft. annually ($1.10/mo.)
     Warehouse Space     $6.60 per sq. ft. annually ($0.55/mo.)

6/1/99 - 5/31/02
     Office Space        $15.50 per sq. ft. annually ($1.29/mo.)
     Warehouse Space     $7.80 per. sq. ft. annually ($O.65/mo.)

6/1/02 - 5/31/05
     Office Space        $17.50 per sq. ft. annually ($1.45/mo.)
     Warehouse Space     $8.88 per sq. ft. annually ($0.74/mo.)


Lessor hereby agrees that between and including January 1, 1997 and 31, 1997, Lessee shall have a free rent period and not have to pay Basic Rental for the area of the Premises in Building 14 referred to as the Sixth Expansion Premises (7,260 sq. ft. on the second floor); provided, however, Lessee shall be responsible for and pay any and all Additional Rent and other charges under the Lease for the Sixth Expansion Premises. Lessor shall credit Lessee for January's Basic Rental payment for the Sixth Expansion Premises referenced in Paragraph 1 above.

     6. Lessor and Lessee hereby agree to amend the Lease and the 1995 Agreement as necessary to provide that Landlord shall provide Lessee with a tenant improvement allowance (the Tenant Allowance) in the total amount of $144,000 for the build out of the Sixth Expansion Premises. In addition, Lessor shall provide the Sixth Expansion Premises the "shell HVAC" consisting of a roof top unit and ducting to the Sixth Expansion Premises distribution box, and for the purchase and installation of an elevator servicing the second floor space, at Lessor's sole cost and expense. Lessor shall complete such work on or before April 1, 1997. Lessor shall pay Lessee the Tenant Allowance upon satisfaction of the following conditions by Lessee: (i) Lessor shall approve plans and specifications, which approval shall not be unreasonably withheld; (ii) presentment of invoice for the Tenant Allowance to Lessor; (iii) verification by Lessor that the tenant improvements are completed in accordance with plans and, specifications approved by Lessor; (iv) lien releases or waivers satisfactory to Lessor from any contractors and subcontractors; and (v) Lessee shall not be in default under the Lease (subject to applicable cure periods).

     7. Lessor and Lessee hereby agree to amend the Lease to provide that Lessor shall provide Lessee up to a Maximum of 3 parking spaces per 1000 sq.ft. of Premises (excluding Warehouse Space of 4,000 sq.ft.). Lessor shall make available and designate such parking spaces in accordance with the terms of the Lease.

     8. Provided that (i) the Lease is full force and effect, (ii) Lessee is in possession of the Premises, and (iii) Lessee is not in Default under the Lease, Lessee shall have One (1) five year option to extend the term of the Lease (the "Extension Option"). At lease one year prior to the expiration of the Lease, Lessor shall request of Lessee a notification of whether or not Lessee intends to exercise option to renew. Lessee shall give Lessor written notice of its election to exercise the Extension Option at least nine (9) months (but not earlier than One (1) year) prior to the expiration of the term of the Lease. Time is of the essence with respect to Lessee's notice of exercise of the Extension Option. Lessee's Extension Option shall be subject to the following terms and conditions:

     a. All terms and conditions of the Lease shall remain in full force and effect during the extension term, except for Basic Rental for the Premises which shall be determined in accordance with the terms of this paragraph. Basic Rental during the option term shall be the then fair market base rent for comparable vacant space on the Property, taking into account the commencement date of the option term, the terms and conditions of the lease form that Lessor is then using in the Building, but in no event shall the Basic Rental be less than the Basic Rental payable during the last month of the term preceding the option term. The term fair market base rent shall mean the base rent for that space which would be paid by a willing tenant to a willing landlord, neither of whom is compelled to rent, for a term of five years, disregarding "tenant concessions," if any, then being offered on comparable vacant space only to prospective new tenants in the Building. The term "tenant concessions" shall include, without limitation, such inducements as free rent, free parking, over standard tenant improvements, or other similar inducements. The fair market base rent shall not reflect the value of any improvements to the Premises made by Lessee which Lessee has the right to remove at the end of the Lease.

     b. Lessor and Lessee shall conduct good faith negotiations to establish and agree on the Basic Rental for the Premises during the option term within 120 days of the date of Lessee's notice of exercise of the Extension Option to Lessor. In the event that the parties are unable to agree on the Basic Rental for the option term, the parties hereby agree to submit the issue to binding arbitration in accordance with the following procedure. Upon the expiration of the negotiation period, each party shall select one (1) qualified real estate appraiser or professional within 15 days. In the event that one party refuses to select an arbitrator, after notice to the breaching party, the non-breaching parties arbitrator shall select the breaching party's arbitrator. The arbitrators shall select a third arbitrator within ten days. Each party shall submit to the arbitrators its opinion of Basic Rental based on fair market base rent as defined above. The arbitrators shall be required to select one or the other party's Basic Rental number, by at least two of the three arbitrators. The non-prevailing party in the arbitration shall pay all costs and expenses of the arbitration. The parties shall submit all written material to the arbitrators within 30 days of the date the third arbitrator has been selected and the arbitrators shall render a decision within 30 days of the receipt of the parties written submissions. In the event either party defaults or refuses to perform its obligations under this paragraph, such defaulting party shall be deemed to have accepted the non-defaulting party's opinion of Basic Rental.

     c. The Extension Option shall be personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, nor shall the Extension Option be assignable separate and apart from the Lease.

     d. The Extension Option shall be terminated during any period in which Lessee is in default under any provisions of the Lease until said default has been cured. Time is of the essence. If Lessee fails to exercise its Extension Option prior to the expiration of the applicable time period for the exercise of such right, Lessee's rights under the extension option shall thereafter be terminated, deemed null and void and of no further force or effect. The period of time within which the Extension option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise such rights because of the foregoing provisions. All rights of Lessee under the Extension Option shall terminate and be of no further force or effect even after Lessee's due and timely exercise thereof, if, after the exercise, but prior to the commencement date of the option term: (i) Lessee fails to pay to Lessor a monetary obligation of Lessee's in accordance with the terms of the Lease; (ii) Lessee fails to cure a material non-monetary default in accordance with the terms of the Lease; or
(iii) Lessor gives to Lessee three (3) or more notices of default, whether or not such defaults are ultimately cured. Lessor's waiver of its right to terminate the Lease due to Lessee's default in any instance shall not be deemed a waiver of the foregoing conditions precedent and conditions subsequent to the exercise of the Extension Option.

     9. Any and all conditions or terms under the Lease to be performed by the Lessor have been satisfied (including without limitation, the terms of the Agreement); all non-monetary conditions under the Lease to be performed by the Lessor have been satisfied; there are no existing claims, defenses or offsets which the Lessee has against Lessor or the enforcement of the Lease by Lessor. Lessee hereby acknowledges that the foregoing representation and warranty by Lessee is a material consideration to Lessor in entering into this Amendment and that Lessor is specifically relying on the Statements of Lessee contained herein.

     10. Except as expressly amended by this Amendment, the terms and conditions of the Lease, as previously amended, remain in full force and effect and are hereby ratified and affirmed.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first above written.



         LESSOR:                      CARR REDMOND CORPORATION


                                      By: /s/ Philip Harda
                                         --------------------------
                                      It's: Managing Director
                                           ------------------------



         LESSEE:                      INCONTROL, INC.


                                      By: /s/ Donald Seaton
                                         --------------------------
                                      It's: VP Finance
                                           ------------------------

DISTRICT OF COLUMBIA    )
                        )ss.
          __________    )

     I certify that I know or have satisfactory evidence that Philip L. Hawkins is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Managing Director of CARR REDMOND CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED this 3rd day of March, 1997.

                                               /s/ Olivia M. Kerr
                               -------------------------------------------------
                               NOTARY PUBLIC in and for the District of
                               Columbia, residing at District of Columbia.
                                                     --------------------

                               My commission expires November 30, 2001.
                                                     -----------------

                                                 Olivia M. Kerr
                               -------------------------------------------------
                                                  (print name)


STATE OF WASHINGTON     )
                        )ss.
COUNTY OF KING          )

     I certify that I know or have satisfactory evidence that Donald F. Seaton III is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Chief Financial Officer of INCONTROL, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED this 31st day of January, 1997.

                                                /s/ K. Kay Hannah
                               -------------------------------------------------
[NOTARY STAMP OF               NOTARY PUBLIC in and for the State of Washington,
 K. KAY HANNAH]                residing at Redmond, WA.
                                           -----------

                               My commission expires 2/14/00.
                                                     -------

                                                  K. Kay Hannah
                               -------------------------------------------------
                                                  (print name)